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                                                                    EXHIBIT 10.9

                              NxSTAGE MEDICAL, INC.
                            INVESTOR RIGHTS AGREEMENT

      THIS INVESTOR RIGHTS AGREEMENT (this "Agreement") is entered into as of the 30th day of June, 1999, by and among NxSTAGE MEDICAL, INC. (formerly known as Qb Medical, Inc.), a Delaware corporation (the "Company"), and the purchasers of the Company's Series B Preferred Stock par value $0.001 per share (the "Series B Preferred Stock") set forth on the List of Investors attached hereto as Exhibit A (hereinafter, the "Investors" and each individually an "Investor").

                                    RECITALS

      WHEREAS, the Company and the Investors have entered into a Series B Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"), pursuant to which the Investors will purchase that number of shares of Series B Preferred Stock set forth opposite its name on Exhibit A;

      WHEREAS, the Company proposes to issue and sell an aggregate of One Million Eight Hundred Seventy-Five Thousand (1,875,000) shares of its Series B Preferred Stock pursuant to the Purchase Agreement;

      WHEREAS, as a condition of entering into the Purchase Agreement, the Investors have requested that the Company extend to them registration rights, information rights and other rights as set forth below.

      NOW THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Purchase Agreement, the parties mutually agree as follows:

1. GENERAL

      1.1 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

      "CONVERSION SHARES" means the shares of the Company's common stock, par value $0.001 per share ("Common Stock") issued upon conversion of the Shares.

      "EQUITY SECURITIES" means (i) any common stock, preferred stock or other security of the Company, (ii) any security convertible, with or without consideration, into any common stock, preferred stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any common stock, preferred stock or other security or (iv) any such warrant or right.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which

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permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

      "HOLDER" means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.10 hereof.

      "INITIAL OFFERING" means the Company's first firmly underwritten public offering of its Common Stock registered under the Securities Act.

      "REGISTER," "REGISTERED," AND "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

      "REGISTRABLE SECURITIES" means (i) Common Stock of the Company issued or issuable upon conversion of the Shares or upon conversion pursuant to the Purchase Agreement of shares of the Company's Series A Preferred Stock held by any of the Investors; and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

      "REGISTRABLE SECURITIES THEN OUTSTANDING" shall mean the total number of shares of the Company's Common Stock that are Registrable Securities and either
(1) are then issued and outstanding, or (2) are issuable pursuant to then exercisable or convertible securities.

      "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed Fifteen Thousand Dollars ($15,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

      "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

      "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sate.

      "SEC" or "COMMISSION" means the United States Securities and Exchange Commission.

      "SHARES" shall mean the Company's Series B Preferred Stock issued pursuant to the purchase Agreement.

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2. REGISTRATION; RESTRICTIONS ON TRANSFER

      2.1 RESTRICTIONS ON TRANSFER.

            a. Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

                  i. There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  ii. (A) The transferee has agreed in writing to be bound by this Section 2.1. (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require a Holder to obtain an opinion of counsel to such Holder for transactions made pursuant to Rule 144 except in unusual circumstances.

                  iii. Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or former partners in accordance with partnership interests, (B) a corporation to its shareholders in accordance with their interest in the corporation, (C) a limited liability company to its members or former members in accordance with their interest in the limited liability company, or (D) to the Holder's family member or trust for the benefit of an individual Holder, provided the transferee will be subject to the terms of this Section 2.1 to the same extent as if such transferee were an original Holder hereunder.

            b. Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement):

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

            c. The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company

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to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

            d. Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

      2.2 DEMAND REGISTRATION.

            a. Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of more than thirty percent (30%) of the Shares or the Registrable Securities (or a combination of such Shares and Registrable Securities) then outstanding (the "Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities having a reasonably anticipated aggregate offering price to the public, net of underwriting discounts and commissions, in excess of $5,000,000 (a "Qualified Public Offering"), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this
Section 2.2, effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

            b. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in this Section 2.2. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that May be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all Holders (including the initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

            c. The Company shall not be required to effect a registration pursuant to this Section 2.2:

                  i. After the Company has effected two (2) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective; or

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                  ii. During the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to the Initial Offering, provided that the Company is making reasonable and good faith effects to cause such registration statement to become effective; or

                  iii. If within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2 the Company gives notice to the Holders of the Company's intention to make its Initial Offering within ninety (90) days; or

                  iv. If the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board of Directors of the Company (the "Board") stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its shareholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that such right to delay a request shall be exercised by the Company no more than once in any one-year period.

      2.3 PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent such registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

            a. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the

                                       -5-
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Holders; and third, to any shareholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, and in no event shall the amount of securities of the selling Holders included in the registration be reduced below twenty percent (20%) of the total amount of securities requested by the selling Holders to be included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than two-thirds (66 2/3%) of the Registrable Securities proposed to be sold in the offering.

            b. The Company shall have the right to terminate or withdraw any registration initiated or withdraw any registration initiated by it under this
Section 2.3 prior to the effectiveness such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

      2.4 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

            a. Promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

            b. As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

                  i. If Form S-3 is not available for such offering by the Holders, or

                  ii. If the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than five hundred thousand dollars ($500,000), or

                  iii. If the Company shall furnish to the Holders a certificate signed by the Chairman of the, Board of Directors of the Company stating that in the good faith judgment of the, Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the

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Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company nor more than twice in any one-year period, or

                  iv. If the Company has, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 2.4, or

                  v. In any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

            c. Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All such Registration Expenses incurred in connection with registrations requested pursuant to this Section 2.4 after the first two (2) registrations shall be paid by the selling Holders pro rata in proportion to the number of shares sold by each.

      2.5 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under
Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section
2.2 or Section 2.4, as applicable, in which event such right shall be forfeited by all Holders). If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 2.2 or Section
2.4 to a demand registration.

      2.6 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

            a. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days or, if earlier, until the Holder or Holders have completed the distribution related thereto.

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            b. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

            c. Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

            d. Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

            e. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

            f. Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            g. Furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified publics accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities.

      2.7 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Section 2 shall terminate and be of no further force and effect seven
(7) years after the date of the Company's Initial Offering. In addition, a Holder's registration rights shall expire if (i) the Company has completed its Initial Offering and is subject to the provisions of the Exchange Act

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and (ii) all Registrable Securities held by and issuable to such Holder may be sold under Rule 144 during any ninety (90) day period.

      2.8 DELAY OF REGISTRATION; FURNISHING INFORMATION.

            a. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

            b. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

      2.9 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

            a. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and legal counsel of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

            b. To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or

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compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers, and legal counsel and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that in no event shall any indemnity under this Section 2.9 exceed the proceeds from the offering received by such Holder.

            c. Promptly after receipt by an indemnified party under this Section
2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

            d. If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s)

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that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged true statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the proceeds from the offering received by such Holder.

            e. The obligations of the Company and Holders under this Section 2.9 shall survive completion of any offering of Registrable Securities in a registration statement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. In the event any offering of Registrable Securities is underwritten, and the underwriting agreement provides for indemnification and/or contribution by the Company and the Holders offering securities thereunder, the indemnification and/or contribution obligations of the Company and the Holders hereunder shall in no event exceed the obligations of the parties set forth in such underwriting agreement.

      2.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities which (i) is a subsidiary, parent, general partner, limited partner or retired partner of a Holder. (ii) is a Holder's family member or trust for the benefit of an individual Holder, or (iii) acquires at least one hundred thousand (100,000) shares of Registrable Securities (as presently constituted and as adjusted for stock splits, reverse stock splits, stock dividends, recapitalizations, combinations and the like); provided, however, (A) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (B) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

      2.11 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least sixty-six and two-thirds percent (66 2/3 %) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

      2.12 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to those granted to the Holders hereunder.

      2.13 "MARKET STAND-OFF" AGREEMENT. If requested by the Company as the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall not sell or otherwise transfer or dispose of any Shares Common Stock (or other securities) of the Company held by such each Holder (other than those included in the registration) for a period specified by the representative of the underwriters not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company and holders of at least one percent (1%) of the Company's voting securities enter into similar agreements.

      The obligations described in this Section 2.13 shall not apply to a registration relating solely to employee benefit plans on Form S-3 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

      2.14 RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

            a. Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

            b. File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act;

            c. So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act and of the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

3. COVENANTS OF THE COMPANY

      3.1 BASIC FINANCIAL INFORMATION AND REPORTING.

            a. The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

            b. As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, the Company will furnish each Investor a consolidated balance sheet of the Company, as at the end of such fiscal year, and a consolidated statement of income and a consolidated statement of cash flows of the Company, for such year all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors.

            c. The Company will furnish each Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company as of the end of each such quarterly period, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

            d. So long as an Investor (with its affiliates) shall own not less than one hundred thousand (100,000) shares of Registrable Securities (as presently constituted and subject to subsequent adjustment for stock splits, reverse stock splits, stock dividends, recapitalizations, combinations and the like) (a "Major Investor"), the Company will furnish each such Major Investor
(i) at least thirty (30) days prior to the beginning of each fiscal year an annual budget and operating plan for such fiscal year (and as soon as available, any subsequent revisions thereto); and (ii) as soon as practicable after the end of each month, and in any event within twenty (20) days thereafter, a consolidated balance sheet of the Company as of the end of each such month, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

      3.2 INSPECTION RIGHTS. Each Major Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this
Section 12 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore, be disclosed.

      3.3 CONFIDENTIALITY OF RECORDS.

            a. Each Investor agrees not to use Confidential Information (as hereinafter defined) of the Company for its own use or for any purpose except to evaluate and enforce its equity investment in the Company. Each Investor shall undertake to treat such Confidential

Information in a manner consistent with the treatment of its own information of such proprietary nature and agrees that it shall protect the confidentiality of and use reasonable best efforts to prevent disclosure of the Confidential Information to prevent it from falling into the public domain or the possession of unauthorized persons. Each transferee of any Investor who receives Confidential Information shall agree to be bound by such provisions. For purposes of this Section, "Confidential Information" means any information, technical data, or know-how, including, but not limited to, the Company's research, products, software, services, development, inventions, processes, designs, drawings, engineering, marketing, or finances, disclosed by the Company either directly or indirectly in writing, orally or by drawings or inspection of parts or equipment.

            b. Confidential Information does not include information, technical data or know-how which (i) is in the Investor's possession at the time of disclosure as shown by Investor's files and records immediately prior to the time of disclosure; (ii) before or after it has been disclosed to the Investor, it is part of the public knowledge or literature, not as a result of any action or inaction of the Investor; or (iii) is disclosed to an Investor on a non-confidential basis by third party having a legal right to such information,
(iv) is reasonably demonstrated by Investor have been independently developed by Investor, or (v) is approved for release by written authorization of Company.

            c. The provisions of this Section shall not apply (i) to the extent that an Investor is required to disclose Confidential Information pursuant to any law, statue, rule or regulation or any order of any court or jurisdiction process or pursuant to any direction, request or requirement (whether or not having the force of law but if not having the force of law being of a type with which institutional investors in the relevant jurisdiction are accustomed to comply) of any self-regulating organization or any governmental, fiscal, monetary or other authority provided that the Company is given notice and an opportunity to restrict reasonably the scope of such disclosure; (ii) to the disclosure of Confidential Information to an Investor's employees, counsel, accountants or other professional advisors provided such recipients also are bound by obligations of confidentiality; (iii) to the extent that an Investor needs to disclose Confidential Information for the protection of any of such Investor's rights or interest against the Company, whether under this Agreement or otherwise; or (iv) with the prior written consent of the Company, which consent shall not be unreasonably withheld, to the disclosure of Confidential Information to a prospective transferee of securities which agrees in writing to be bound by the provisions of this Section in connection with the receipt of such Confidential Information.

            d. The Company covenants and agrees that, promptly after the issuance of the Series B Preferred Stock pursuant to the Purchase Agreement, it shall adopt a confidentiality reasonably acceptable to the Investors, and that it will at all times use reasonable efforts to stamp or otherwise conspicuously mark written and other tangible Confidential Information "Confidential" or "Proprietary" or, if and to the extent that Confidential Information is disclosed orally, to promptly confirm in writing that such information is Confidential Information.

      3.4 RESERVATION OF COMMON STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Shares, all Common Stock issuable from time to time upon such conversion.

      3.5 STOCK VESTING. Unless otherwise approved by seventy-five percent (75 %) of the of Directors, with all Directors voting:

            a. The Common Stock to be granted and issued to Directors pursuant to Section 3.9 hereof shall vest at the rate of one third (1/3rd) of the stock so granted to a Director at the end of each year for a period of three (3) years commencing upon the date on which such Director is elected and qualified to serve on the Board.

            b. All other stock options and other stock equivalents issued after the date of Agreement to employees, officers, directors, consultants and other service providers shall be subject to vesting as follows: (i) twenty-five percent (25 %) of such stock shall vest at the end of the first year following the earlier of the date of issuance or such person's services commencement date with the company, and (ii) seventy-five percent (75 a) of such stock shall vest at the rate of one thirty-sixth (1/36th) per month over the remaining three (3) years. With respect to any shares of stock purchased by any such person, the Company's repurchase option shall provide that upon such person's termination of employment or service with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option to purchase at cost any unvested shares of stock held by such person.

      3.6 KEY PERSON INSURANCE. Subject to the approval of the Board, the Company will use its best efforts to obtain and maintain in full force and effect term life insurance in the amount of one million ($1,000,000) dollars on the life of the Chief Executive Officer of the Company naming the Company as beneficiary.

      3.7 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT. The Company shall require all employees to execute and deliver a Proprietary Information and Inventions Agreement substantially in the form attached to the Purchase Agreement.

      3.8 APPROVAL OF RELATED PARTY AGREEMENTS. The Company shall not without the approval of a majority of the Board of Directors, with all non-interested Directors voting, authorize or enter into any transactions with any director or management employee, or such director's or employee's immediate family.

      3.9 DIRECTORS' EXPENSES. The Company shall reimburse all members of the Company's Board of Directors for all reasonable and necessary costs and expenses incurred by such members in connection with the performance of their duties as a Director. In addition, as compensation for the performance of their duties as a Director, the Company shall grant to each member Fifteen Thousand (15,000) shares of the Company's Common Stock out of the pool of Common Stock reserved for issuance to the Company's employees, consultants and directors, which shares shall vest at the rate of one-third (1/3rd) per year at the end of each year over a three (3) year period commencing upon the date such member is elected and qualified as a Director.

      3.10 DIRECTORS' INDEMNIFICATION. The Company shall enter into and use its best efforts to at all times maintain indemnification contracts, in a form reasonably satisfactory to the designees of the Series B Preferred Stock and their counsel, with each of its directors to indemnify such directors to the maximum extent permissible under Delaware law.

      3.11 REAL PROPERTY HOLDING CORPORATION. The Company covenants that it will operate in a manner such that it will not become a "United States real property holding corporation" ("USRPHC") as that term is defined in Section 897(c)(2) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder. The Company agrees to make determinations as to its status as a USRPHC, and will file statements concerning those determinations with the Internal Revenue Service, in the manner and at the times required under Reg. Section 1.897-2(h), or any supplementary or successor provision thereto. Within 30 days of a request from an Investor or any of its partners, the Company will inform the requesting party, in the manner set forth in Reg. Section 1.897 -2(h)(l)(iv) or any supplementary or successor provision thereto, whether that party's interest in the Company constitutes a United States real property interest (within the meaning of Internal Revenue Code Section 897(c)(l) and the regulations thereunder) and whether the Company has provided to the Internal Revenue Service all required notices as to its USRPHC status.

      3.12 TERMINATION OF COVENANTS. All covenants of the Company contained in
Section 3 of this Agreement shall expire and terminate as to each Investor on the effective date of the registration statement pertaining to the Initial Offering.

4. RIGHTS OF FIRST REFUSAL

      4.1 SUBSEQUENT OFFERINGS. Each Investor shall have a right of first refusal to purchase its pro rata share of all Equity Securities that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. Each Investor's pro rata share is equal to the ratio of (A) the number of shares of the Company's Common Stock, including Conversion Shares or shares issuable upon conversion of the Shares, which such Investor is deemed to be a holder of immediately prior to the issuance of such Equity Securities to (B) the total number of shares of the Company's outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares) immediately prior to the issuance of the Equity Securities and assuming exercise of all outstanding options and warrants to purchase securities of the Company.

      4.2 EXERCISE OF RIGHTS. If the Company proposes to issue any Equity Securities, it shall give each Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Investor shall have fifteen
(15) days from the giving of such notice to agree to purchase his, her or its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

      4.3 ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS. If not all of the Investors elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Investors who do so elect and shall offer them the right to acquire their pro rata shares of such unsubscribed shares. Such Investors shall have five (5) days after receipt of such notice to notify the Company of his, her or its election to purchase all or a portion thereof of the unsubscribed shares. If the Investors so notified fail to exercise in full the rights of first refusal, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Investors' rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Company's notice to the Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Investors in the manner provided above.

      4.4 TERMINATION OF RIGHTS OF FIRST REFUSAL. The rights of first refusal established by this Section 4 shall terminate upon the effective date of the registration statement pertaining to a Qualified Public Offering.

      4.5 TRANSFER OF RIGHTS OF FIRST REFUSAL. The rights of first refusal of each Investor under this Section 4 may be transferred to the same parties subject to the same restrictions as those restrictions on transfer of registration rights set forth in Section 2.10 hereof.

      4.6 EXCLUDED SECURITIES. The rights of first refusal established by this
Section 4 shall have no application to any of the following Equity Securities:

            a. Shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors;

            b. Stock issued pursuant to any rights or agreements outstanding as of the date of this Agreement, options and warrants outstanding as of the date of this Agreement; and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, provided that the rights of first refusal established by this Section 4 applied with respect to the initial sale or grant by the Company of such rights or agreements;

            c. Any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination;

            d. Shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

            e. Shares of Common Stock issued upon conversion of the Shares;

            f. Any Equity Securities issued pursuant to any equipment leasing arrangement, or bank financing;

            g. Any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act; and

            h. Equity Securities issued in connection with strategic transactions involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements; provided that such strategic transactions and the issuance of shares therein, has been approved by not less than seventy-five percent (75%) the Company's Board of Directors, with all Directors voting.

5. MISCELLANEOUS

      5.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

      5.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

      5.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

      5.4 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      5.5 AMENDMENT AND WAIVER.

            a. Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least two-thirds (66 2/3%) of the Registrable Securities.

            b. Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least two-thirds (66 2/3%) of the Registrable Securities.

            c. Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company to include additional purchasers of Shares as "Investors," "Holders" and parties hereto.

      5.6 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

      5.7 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address as such party may designate ten
(10) days advance written notice to the other parties hereto.

      5.8 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the using party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

      5.9 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

      5.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Investor Rights Agreement as of the date first set forth above.

                                            COMPANY:

                                            NxSTAGE MEDICAL, INC.

                                            By: /s/ Jeffrey H. Burbank
                                                --------------------------
                                                Name: Jeffrey H. Burbank
                                                Title: President

                                            INVESTORS

                                            /s/ Jeffrey H. Burbank
                                            ---------------------------------
                                            Jeffrey H. Burbank

                                            /s/ David S. Utterberg
                                            ---------------------------------
                                            David S. Utterberg

                                            WPG ENTERPRISE FUND III, L.L.C.

                                            By: WPG VC Fund Adviser, L.L.C.,
                                                Fund Investment Advisory Member

                                            By: /s/ Jeani Delagardelle
                                                -----------------------------
                                                Name: Jeani Delagardelle
                                                Title: Managing Member

                                            WEISS, PECK & GREER VENTURE
                                            ASSOCIATES IV, L.L.C.

                                            By: WPG VC Fund Adviser, L.L.C.,
                                                Fund Investment Advisory Member

                                            By: /s/ Jeani Delagardelle
                                                -----------------------------
                                                Name: Jeani Delagardelle
                                                Title: Managing Member

                                            WEISS, PECK & GREER VENTURE
                                            ASSOCIATES IV CAYMAN, L.P.

                                            By: WPG Venture Advisers, Ltd.,
                                                Administrative General Partner

                                            By: /s/ Scott Dakers
                                                -----------------------------
                                                Name: Scott Dakers
                                                Title: Director

                                            ATLAS VENTURE FUND III, L.P.

                                            By: Atlas Venture Associates III,
                                                LLC
                                                Its General Partner

                                            By: /s/ [illegible]
                                                -----------------------------
                                                Name:
                                                Title:

                                            ATLAS VENTURE ENTREPRENEURS'
                                            FUND III, L.P.

                                            By: Atlas Venture Associates III,
                                                LLC
                                                Its General Partner

                                            By: /s/ [illegible]
                                                -----------------------------
                                                Name:
                                                Title:

                                            SPROUT CAPITAL VIII, L.P.

                                            By: DLJ CAPITAL CORP.
                                                Its Managing General Partner

                                            By: /s/ Philippe O. Chambon
                                                -----------------------------
                                                Name: Philippe O. Chambon
                                                Title: Attorney In Fact

                                            SPROUT VENTURE CAPITAL, L.P.

                                            By: DLJ CAPITAL CORP.
                                                Its Managing General Partner

                                            By: /s/ Philippe O. Chambon
                                                -----------------------------
                                                Name: Philippe O. Chambon
                                                Title: Attorney In Fact

                                            DLJ CAPITAL CORP.

                                            By: /s/ Philippe O. Chambon
                                                -----------------------------
                                                Name: Philippe O. Chambon
                                                Title: Attorney In Fact

                                            DLJ ESC II, L.P.

                                            By: DLJ LBO Plans Management
                                                Corporation
                                                Its General Partner

                                            By: /s/ Philippe O. Chambon
                                                -----------------------------
                                                Name: Philippe O. Chambon
                                                Title: Attorney In Fact

                                    EXHIBIT A

                                LIST OF INVESTORS

                                                       Number        Aggregate
             Name and Address                        of Shares    Purchase Price
-------------------------------------------          ---------    ---------------
Jeffrey H. Burbank                                      74,906    $    199,999.02
18 Sunrise Road
Boxford, Massachusetts 01921

Sprout Capital VIII, L.P.                              981,202    $  2,619,809.34
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Venture Capital, L.P.                            58,872    $    157,188.24
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

DLJ Capital Corp.                                        3,273    $      8,738.91
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

DLJ ESC II, L.P.                                        85,383    $    227,972.61
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

WPG Enterprise Fund II, L.L.C                          132,054    $    352,584.18
Weiss, Peck & Greer, LLC
555 California Street, Suite 3130
San Francisco, California 94104

Weiss, Peck & Greer Venture                            151,057    $    403,322.19
  Associates IV, L.L.C
Weiss, Peck & Greer, LLC
555 California Street, Suite 3130
San Francisco, CA 94104

                                                       Number        Aggregate
             Name and Address                        of Shares    Purchase Price
-------------------------------------------          ---------    ---------------
Weiss, Peck & Greer Venture Associates IV               19,003    $     50,738.01
  Cayman, L.P.
Bank American Trust & Banking Corporation
  (Cayman) Limited
P.O. Box 1092
BankAmerica House, Fort Street
George Town, Grand Cayman
Cayman Islands, British West Indies

David S. Utterberg                                     201,410    $    537,764.70
c/o Medisystems Corporation
1201 Third Avenue, 39th Floor
Seattle, Washington 98101-3016

Atlas Venture Fund III, L.P.                           164,268    $    438,595.56
222 Berkeley Street, Suite 1950
Boston, Massachusetts 02116

Atlas Venture Entrepreneurs' Fund III, L.P.              3,572    $      9,537.24
222 Berkeley Street, Suite 1950
Boston, Massachusetts 02116
                                                     ---------    ---------------
TOTAL                                                1,875,000    $  5,006,250.00

                              NxSTAGE MEDICAL, INC.

                             FIRST AMENDMENT TO THE
                            INVESTOR RIGHTS AGREEMENT

      THIS FIRST AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT (this "First Amendment") is entered into as of the 24th day of January, 2000, by and among NxSTAGE MEDICAL, INC., a Delaware corporation (the "Company"), and the purchasers of the Company's Series B Preferred Stock par value $0.001 per share (the "Series B Preferred Stock") and the Company's Series C Preferred Stock par value $0.001 per share (the "Series C Preferred Stock") set forth on the signature pages hereto (hereinafter, the "Investors" and each individually an "Investor").

                                    RECITALS

      WHEREAS, the Investors purchased, in the aggregate, 1,875,000 shares of Series B Preferred Stock pursuant to the Series B Preferred Stock Purchase Agreement dated June 30, 1999 (the "Series B Purchase Agreement");

      WHEREAS, in connection with the acquisition of the Series B Preferred Stock, the Company and the Investors entered into an Investor Rights Agreement dated as of June 30, 1999 (the "Investor Rights Agreement");

      WHEREAS, the Company and the Investors have entered into a Series C Preferred Stock Purchase Agreement of even date herewith (the "Series C Purchase Agreement"), pursuant to which each of the Investors will purchase that number of shares of Series C Preferred Stock set forth opposite his or its name on Exhibit A totaling an aggregate of 1,151,632 shares of Series C Preferred Stock; and

      WHEREAS, it is a condition to the closing of the sale of the Series C Preferred Stock pursuant to the Series C Purchase Agreement, that the Company grant to the Investors, with respect to the Series C Preferred Stock, those registration rights, information rights and other rights as set forth in the Investor Rights Agreement;

      NOW THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth herein and in the Series C Purchase Agreement, the parties hereby agree as follows:

1. AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT. In accordance with Section 5.5 of the Investors Agreement, the Investors and the Company hereby agree to amend the Investor Rights Agreement as follows:

      a. The definition of "Shares" set forth in Section 1 of the Investor Rights Agreement is amended to read in its entirety as follows:

         "SHARES" means the Company's Series B Preferred Stock issued pursuant to the Series B Purchase Agreement and the Company's Series C Preferred Stock issued pursuant to the Series C Purchase Agreement.

      b. All references to "Shares" throughout the Investor Rights Agreement shall be read to refer to the amended definition of "Shares" as set forth above.

      c. Exhibit A to the Investor Rights Agreement is amended and restated as set forth on the Exhibit A attached hereto.

      d. The remainder of the Investor Rights Agreement not amended hereby remains unchanged and in full force and effect

2. MISCELLANEOUS

      2.1 GOVERNING LAW. This First Amendment is governed by and construed under the laws of the Stare of Delaware as applied to agreements among Delaware residents entered into and be performed entirely within Delaware.

      2.2 SEVERABILITY. In case any provision of this First Amendment is determined to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

      2.3 TITLES AND SUBTITLES. The titles of the sections of this First Amendment are for convenience of reference only and are not to be considered in construing this Agreement.

      2.4 COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which is an original, and all of which together constitutes one instrument.

         *THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK*

      IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Investor Rights Agreement as of the date first set forth above.

                                             COMPANY:

                                             NxSTAGE MEDICAL, INC.

                                             By:  /s/ Jeffrey H. Burbank
                                                 ----------------------------
                                                 Name: Jeffrey H. Burbank
                                                 Title: President

                                             INVESTORS:

                                              /s/ Jeffrey H. Burbank
                                             --------------------------------
                                             Jeffrey H. Burbank

                                              /s/ David S. Utterberg
                                             --------------------------------
                                             David S. Utterberg

                                           ATLAS VENTURE FUND III, L.P.

                                           By: Atlas Venture Associates III, LLC
                                               Its General Partner


                                           By:  /s/ Jean-Francois Forinela
                                               ----------------------------
                                               Name: Jean-Francois Forinela
                                               Title: Member Manager

                                           ATLAS VENTURE ENTREPRENEURS'
                                           FUND III, L.P.

                                           By: Atlas Venture Associates III, LLC
                                               Its General Partner


                                           By:  /s/ Jean-Francois Forinela
                                               ----------------------------
                                               Name: Jean-Francois Forinela
                                               Title: Member Manager

                                           WPG ENTERPRISE FUND III, L.L.C.

                                           By: WPG VC FUND ADVISER, L.L.C.,
                                               Fund Investment Advisory Member


                                           By: /s/ Jeani Delagardelle
                                               ----------------------------
                                               Name: Jeani Delagardelle
                                               Title: Managing Member

                                           WEISS, PECK & GREER VENTURE
                                           ASSOCIATES IV, L.L.C.

                                           By: WPG VC Fund Adviser, L.L.C.,
                                               Fund Investment Advisory Member


                                           By: /s/ Jeani Delagardelle
                                               ----------------------------
                                               Name: Jeani Delagardelle
                                               Title: Managing Member


                                           WEISS, PECK & GREER VENTURE
                                           ASSOCIATES IV CAYMAN, L.P.

                                           By: WPG VC Fund Adviser, L.L.C.,
                                               Fund Investment Advisory Member

                                           By: /s/ Jeani Delagardelle
                                               ----------------------------
                                               Name: Jeani Delagardelle
                                               Title: Managing Member

                                        SPROUT CAPITAL VIII, L.P.

                                        By: DJL CAPITAL CORP.
                                            Its Managing General Partner


                                        By: /s/ Philippe O. Chambon
                                            ----------------------------
                                            Name: Philippe O. Chambon
                                            Title: Attorney In Fact


                                        SPROUT VENTURE CAPITAL, L.P.

                                        By: DJL CAPITAL CORP.
                                            Its Managing General Partner


                                        By: /s/ Philippe O. Chambon
                                            ----------------------------
                                            Name: Philippe O. Chambon
                                            Title: Attorney In Fact


                                        DLJ CAPITAL CORP.

                                        By: /s/ Philippe O. Chambon
                                            ----------------------------
                                            Name: Philippe O. Chambon
                                            Title: Attorney In Fact


                                        DLJ ESC II, L.P.

                                        By: DLJ LBO Plans Management Corporation
                                            Its General Partner


                                        By: /s/ Philippe O. Chambon
                                            ----------------------------
                                            Name: Philippe O. Chambon
                                            Title: Attorney In Fact

                              NxSTAGE MEDICAL, INC.

                             SECOND AMENDMENT TO THE
                            INVESTOR RIGHTS AGREEMENT

      THIS SECOND AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT (this "Second Amendment") is entered into as of the 24th day of May, 2001, by and among NxSTAGE MEDICAL, INC., a Delaware corporation (the "Company"), and certain of the purchasers of the Company's Series B Preferred Stock, par value $0.001 per share (the "Series B Preferred Stock"), the Company's Series C Preferred Stock, par value $0.001 per share (the "Series C Preferred Stock"), and all of the purchasers of the Company's Series D Preferred Stock, par value $0.001 per share (the "Series D Preferred Stock"), set forth on the signature pages hereto (hereinafter, the "Investors" and each individually an "Investor").

                                    RECITALS

      WHEREAS, certain of the Investors purchased, in the aggregate, 1,875,000 shares of Series B Preferred Stock pursuant to the Series B Preferred Stock Purchase Agreement dated as of June 30, 1999 (the "Series B Purchase Agreement");

      WHEREAS, in connection with the acquisition of the Series B Preferred Stock, the Company and certain of the Investors entered into an Investor Rights Agreement dated as of June 30, 1999 (the "Investor Rights Agreement");

      WHEREAS, certain of the Investors purchased, in the aggregate, 1,151,632 shares of Series C Preferred Stock pursuant to the Series C Preferred Stock Purchase Agreement dated as of January 24, 2001 ("the Series C Purchase Agreement").

      WHEREAS, in connection with the acquisition of the Series C Preferred Stock, the Company and certain of the Investors entered into a First Amendment to the Investor Rights Agreement dated as of January 24, 2000 (the "First Amendment").

      WHEREAS, the Company and certain of the Investors have entered into a Series D Preferred Stock Purchase Agreement of even date herewith (the "Series D Purchase Agreement"), pursuant to which each of the Investors will purchase that number of shares of Series D Preferred Stock set forth opposite his or its name on Exhibit A totaling an aggregate of 4,857,622 shares of Series D Preferred Stock; and

      WHEREAS, it is a condition to the closing of the sale of the Series D Preferred Stock, pursuant to the Series D Purchase Agreement, that the Company grant to the Investors, with respect to the Series D Preferred Stock, those registration rights, information rights and other rights as set forth in the Investor Rights Agreement, as amended by the First Amendment;

      WHEREAS, the Investors executing this Second Amendment are the holders of at least 66 2/3 % of the Registrable Securities, as defined in the Investor Rights Agreement as amended.

      NOW THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth herein and in the Series D Purchase Agreement, the parties hereby agree as follows:

1.    SECOND AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT. In accordance with
Section 5.5 of the Investors Agreement, as amended by the First Amendment, the Investors and the Company hereby agree to amend the Investor Rights Agreement as follows:

      a. The definition of "Shares" set forth in Section 1 of the Investor Rights Agreement is amended to read in its entirety as follows:

      "SHARES" means the Company's Series B Preferred Stock issued pursuant to the Series B Purchase Agreement, the Company's Series C Preferred Stock issued pursuant to the Series C Purchase Agreement and the Company's Series D Preferred Stock issued pursuant to the Series D Purchase Agreement.

      b. All references to "Shares" throughout the Investor Rights Agreement shall be read to refer to the amended definition of "Shares" as set forth above.

      c. Section 5.5 a. of the Agreement is amended to read in its entirety as follows:

      "Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least two-thirds (662/3%) of the Registrable Securities. Notwithstanding the foregoing, this Agreement may not be amended without the prior written consent of eighty-five percent (85%) of the Series D Preferred Stock if such amendment adversely applies to the holders of the Series D Preferred Stock in a different manner from the holders of any other series of Preferred Stock.

      d. Exhibit A to the Investor Rights Agreement is amended and restated as set forth on the Exhibit A attached hereto.

      e. The remainder of the Investor Rights Agreement not amended hereby remains unchanged and in full force and effect.

2.    MISCELLANEOUS

      2.1. GOVERNING LAW. This Second Amendment is governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

      2.2. SEVERABILITY. In case any provision of this Second Amendment is determined to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

      2.3. TITLES AND SUBTITLES. The titles of the sections of this Second Amendment are for convenience of reference only and are not to be considered in construing this Agreement.

      2.4. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each of which is an original, and all of which together constitutes one instrument.

         *THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK*

      IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Investor Rights Agreement as of the date first set forth above.

                                      COMPANY

                                      NxSTAGE MEDICAL, INC.
                                      439 SOUTH UNION STREET, 5TH FLOOR
                                      LAWRENCE, MA 01843

                                      By: /s/ Jeffrey H. Burbank
                                          ----------------------
                                          Name: Jeffrey H. Burbank
                                          Title: President

                                      INVESTORS:

                                      /s/ Jeffrey H. Burbank
                                      --------------------------
                                                Jeffrey H. Burbank

                                      /s/ David S. Utterberg
                                      --------------------------
                                                David S. Utterberg

                                      /s/ Paul Brown
                                      --------------------------
                                                Paul Brown

                                      WPG ENTERPRISE FUND III, L.L.C

                                      By: WPG VC Fund Adviser, L.L.C.,
                                          Fund Investment Advisory Member

                                      By: [illegible]
                                          ----------------------
                                          Name:
                                          Title:

                                      WEISS, PECK & GREER VENTURE
                                      ASSOCIATES IV, L.L.C.

                                      By: WPG VC Fund Adviser, L.L.C.,
                                          Fund Investment Advisory Member

                                      By: /s/ [illegible]
                                          ----------------------
                                          Name:
                                          Title:

                                      WEISS, PECK & GREER VENTURE
                                      ASSOCIATES IV CAYMAN, L.P.

                                      By: WPG VC Fund Adviser, L.L.C.,
                                          Fund Investment Advisory Partner

                                      By: /s/ [illegible]
                                          ----------------------
                                          Name:
                                          Title:

                                      ATLAS VENTURE FUND III, L.P.

                                      By: Atlas Venture Associates III, L.P.
                                          Its General Partner

                                      By: Atlas Venture Associates III, Inc.
                                          Its General Partner

                                      By: /s/ [illegible]
                                          ----------------------
                                          Name:
                                          Title: Vice President

                                      ATLAS VENTURE ENTREPRENEURS'
                                      FUND III, L.P.

                                      By: Atlas Venture Associates III, L.P.
                                          Its General Partner

                                      By: Atlas Venture Associates III, Inc.
                                          Its General Partner

                                      By: /s/ [illegible]
                                          ----------------------
                                          Name:
                                          Title: Vice President

                                      ATLAS VENTURE FUND V, L.P.

                                      By: Atlas Venture Associates V, L.P.
                                          Its General Partner

                                      By: Atlas Venture Associates V, Inc.
                                          Its General Partner

                                      By: /s/ [illegible]
                                          ----------------------
                                          Name:
                                          Title: Vice President

                                      ATLAS VENTURE PARALLEL FUND
                                      V-A C.V.

                                      By: Atlas Venture Associates V, L.P.
                                          Its General Partner

                                      By: Atlas Venture Associates V, Inc.
                                          Its General Partner

                                      By: /s/ [illegible]
                                          ----------------------
                                          Name:
                                          Title: Vice President

                                      ATLAS VENTURE PARALLEL FUND
                                      V-B C.V.

                                      By: Atlas Venture Associates V, L.P.
                                          Its General Partner

                                      By: Atlas Venture Associates V, Inc.
                                          Its General Partner

                                      By: /s/ [illegible]
                                          ----------------------
                                          Name:
                                          Title: Vice President

                                      ATLAS VENTURE ENTREPRENEURS'
                                      FUND V, L.P.

                                      By: Atlas Venture Associates V, L.P.
                                          Its General Partner

                                      By: Atlas Venture Associates V, Inc.
                                          Its General Partner

                                      By: /s/ [illegible]
                                          ----------------------
                                          Name:
                                          Title: Vice President

                                      SPROUT CAPITAL VIII, L.P.

                                      By: DLJ CAPITAL CORP.
                                          Its Managing General Partner

                                      By: /s/ Philippe O. Chambon
                                          -------------------------------
                                          Name: Philippe O. Chambon
                                          Title: Managing Director

                                      SPROUT VENTURE CAPITAL, L.P.

                                      By: DLJ CAPITAL CORP.
                                          Its Managing General Partner

                                      By: /s/ Philippe O. Chambon
                                          -------------------------------
                                          Name: Philippe O. Chambon
                                          Title: Attorney In Fact

                                      DLJ CAPITAL CORP.

                                      By: /s/ Philippe O. Chambon
                                          -------------------------------
                                          Name: Philippe O. Chambon
                                          Title: Attorney In Fact

                                      DLJ ESC II, L.P.

                                      By: DLJ LBO Plans Management
                                          Corporation
                                          Its General Partner

                                      By: /s/ Philippe O. Chambon
                                          -------------------------------
                                          Name: Philippe O. Chambon
                                          Title: Attorney In Fact

                                      SPROUT ENTREPRENEURS FUND, L.P.

                                      By: DLJ Capital Corp.
                                          Its General Partner

                                      By: /s/ Philippe O. Chambon
                                          -------------------------------
                                          Name: Philippe O. Chambon
                                          Title: Managing Director

                                      SPROUT CAPITAL IX, L.P.

                                      By: DLJ Capital Corp.
                                          Its Managing General Partner

                                      By: /s/ Philippe O. Chambon
                                          -------------------------------
                                          Name: Philippe O. Chambon
                                          Title: Managing Director

WPG Enterprise Fund III, L.L.C             132,054           90,133           65,895
c/o Weiss, Peck & Greer, LLC
555 California Street, Suite 3130
San Francisco, California 94104

Weiss, Peck & Greer Venture                151,057           96,481           75,377
Associates IV, L.L.C.
c/o Weiss, Peck & Greer, LLC
555 California Street, Suite 3130
San Francisco, CA 94104

Weiss, Peck & Greer Venture                 19,003            6,348            9,482
Associates IV Cayman, L.P.
c/o Weiss, Peck & Greer, LLC
555 California Street, Suite 3130
San Francisco, CA 94104

David S. Utterberg                         201,410          128,642          753,769
c/o Medisystems Corporation
1201 Third Avenue, 39th Floor
Seattle, Washington 98101-3016

Atlas Venture Fund III, L.P.               164,268          104,920           72,536
222 Berkeley Street, Suite 1950
Boston, Massachusetts 02116

Atlas Venture Entrepreneurs'                 3,572            2,281            1,577
Fund III, L.P.
222 Berkeley Street, Suite 1950
Boston, Massachusetts 02116

Atlas Venture Fund V, L.P.                 164,268          104,920        1,133,073
222 Berkeley Street, Suite 1950
Boston, Massachusetts 02116

Atlas Venture Parallel                       3,572            2,281          140,746
Fund V-A C.V.
222 Berkeley Street, Suite 1950
Boston, Massachusetts 02116

Atlas Venture Parallel                         -0-              -0-          140,746
Fund V-B C.V.
222 Berkeley Street, Suite 1950
Boston, Massachusetts 02116

Atlas Venture Entrepreneurs'                   -0-              -0-           18,860
Fund V L.P.
222 Berkeley Street, Suite 1950
Boston, Massachusetts 02116

Paul Brown                                     -0-              -0-           16,750
115 Arbor Court
Woodside, CA 94062

TOTAL                                    1,875,000        1,151,632        4,857,622

                              NxSTAGE MEDICAL, INC.

                             THIRD AMENDMENT TO THE

                            INVESTOR RIGHTS AGREEMENT

      THIS THIRD AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT (this "Third Amendment") is entered into as of the 15th day of April, 2003, by and among NxSTAGE MEDICAL, INC., a Delaware corporation (the "Company"), and certain of the purchasers of the Company's Series B Preferred Stock, par value $0.001 per share (the "Series B Preferred Stock"), Series C Preferred Stock, par value $0.001 per share (the "Series C Preferred Stock"), Series D Preferred Stock, par value $0.001 per share (the "Series D Preferred Stock") and all of the purchasers of the Company's Series E Preferred Stock, par value $0.001 per share (the "Series E Preferred Stock"), set forth on the signature pages hereto (hereinafter, the "Investors" and each individually an "Investor").

                                    RECITALS

      WHEREAS, certain of the Investors purchased, in the aggregate, 1,875,000 shares of Series B Preferred Stock pursuant to the Series B Preferred Stock Purchase Agreement dated as of June 30, 1999 (the "Series B Purchase Agreement");

      WHEREAS, in connection with the acquisition of the Series B Preferred Stock, the Company and certain of the Investors entered into an Investor Rights Agreement dated as of June 30, 1999 (the "Investor Rights Agreement");

      WHEREAS, certain of the Investors purchased, in the aggregate, 1,151,632 shares of Series C Preferred Stock pursuant to the Series C Preferred Stock Purchase Agreement dated as of January 24, 2001 ("the Series C Purchase Agreement");

      WHEREAS, in connection with the acquisition of the Series C Preferred Stock, the Company and certain of the Investors entered into a First Amendment to the Investor Rights Agreement dated as of January 24, 2000 (the "First Amendment");

      WHEREAS, certain of the Investors purchased, in the aggregate, 4,857,622 shares of Series D Preferred Stock pursuant to the Series D Preferred Stock Purchase Agreement dated as of May 24, 2001 (the "Series D Purchase Agreement");

      WHEREAS, in connection with the acquisition of the Series D Preferred Stock, the Company and certain Investors entered into a Second Amendment to the Investor Rights Agreement dated as of May 24, 2001 (the "Second Amendment");

      WHEREAS, the Company and certain of the Investors have entered into a Series E Preferred Stock Purchase Agreement of even date herewith (the "Series E Purchase Agreement"), pursuant to which each of the Investors will purchase that number of shares of Series E Preferred Stock set forth opposite his or its name on Exhibit A totaling an aggregate of 669,908 shares of Series E Preferred Stock; and

      WHEREAS, it is a condition to the closing of the sale of the Series E Preferred Stock, pursuant to the Series E Purchase Agreement, that the Company grant to the Investors, with respect to the Series E Preferred Stock, those registration rights, information rights and other rights as set forth in the Investor Rights Agreement, as amended by the First and Second Amendments;

      WHEREAS, the Investors executing this Third Amendment are the holders of at least 66 2/3% of the Registrable Securities, as defined in the Investor Rights Agreement as amended by the First and Second Amendments.

      NOW THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth herein and in the Series E Purchase Agreement, the parties hereby agree as follows:

1.    THIRD AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT. In accordance with
Section 5.5 of the Investors Agreement, as amended by the First and Second Amendments, the Investors and the Company hereby agree to amend the Investor Rights Agreement as follows:

      a. The definition of "Shares" set forth in Section 1 of the Investor Rights Agreement is amended to read in its entirety as follows:

            "SHARES" means the Company's Series B Preferred Stock issued pursuant to the Series B Purchase Agreement, the Company's Series C Preferred Stock issued pursuant to the Series C Purchase Agreement, the Company's Series D Preferred Stock issued pursuant to the Series D Purchase Agreement and the Company's Series E Preferred Stock issued pursuant to the Series E Purchase Agreement.

      b. All references to "Shares" throughout the Investor Rights Agreement shall be read to refer to the amended definition of "Shares" as set forth above.

      c. Sections 4.1, 4.2, and 4.3 of the Agreement are amended to read in their entirety as follows:

            "4.1 SUBSEQUENT OFFERINGS. Each Investor shall have a right of first refusal to purchase its Adjusted Pro Rata Share (as defined below) of all Equity Securities that the Company may, form time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. For purposes hereof, pro rata share shall mean the quotient of the holder's total number of issued and outstanding shares in the Corporation (Preferred and Common) on a fully converted basis, divided by the total number of issued and outstanding shares in the Corporation (Preferred and Common) on a fully converted basis. Each Investor's Adjusted Pro Rata Share, shall be equal to its pro rata share, multiplied by a fraction, the numerator of which is the actual number of shares of Series E Preferred Stock held by such Investor, the denominator of which is the shares of Series E

            Preferred Stock associated with the Investor's name in the following table (in no event shall the resultant fraction exceed 100%):

    Sprout Group        987,552.0
Lightspeed (WPG)        201,338.0
 David Utterberg        270,592.0
   Atlas Venture        409,062.0
    Adams Street        157,345.0
      Paul Brown          3,496.0

            4.2 EXERCISE OF RIGHTS. If the Company proposes to issue any Equity Securities, it all give each Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Investor shall have fifteen (15) days from the giving of such notice to agree to purchase his, her or its Adjusted Pro Rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

            4.3 ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS. If not all of the Investors elect to purchase their Adjusted Pro Rata share of the Equity Securities, then the Company shall promptly notify in writing the Investors who do so elect and shall offer them the right to acquire their Adjusted Pro Rata shares of such unsubscribed shares. Such Investors shall have five (5) days after receipt of such notice to notify the Company of his, her or its election to purchase all or a portion thereof o f the unsubscribed shares. If the Investors so notified fail to exercise in full the rights of first refusal, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Investor's rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Company's notice to the Investors pursuant to
            Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities. without first offering such securities to the Investors in the manner provided above."

            4.7 INELIGIBLE INVESTOR. Mr. Burbank shall not have rights of first refusal under this Article 4. Solely for purposes of this Article 4, Mr. Burbank shall not be included in the definition of Investor.

      d. Exhibit A to the Investor Rights Agreement is amended and restated as set forth on the Exhibit A attached hereto.

      e. The remainder of the Investor Rights Agreement not amended hereby remains unchanged and in full force and effect.

2.    MISCELLANEOUS

      2.1. GOVERNING LAW. This Third Amendment is governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

      2.2. SEVERABILITY. In case any provision of this Third Amendment is determined to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

      2.3. TITLES AND SUBTITLES. The titles of the sections of this Third Amendment are for convenience of reference only and are not to be considered in construing this Agreement.

      2.4. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, each of which is an original, and all of which together constitutes one instrument.

         *THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK*

      IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to the Investor Rights Agreement as of the date first set forth above.

                                        COMPANY:

                                        NxSTAGE MEDICAL, INC.
                                        439 SOUTH UNION STREET, 5TH FLOOR
                                        LAWRENCE, MA 01843

                                        By: /s/ Jeffrey H. Burbank
                                            -------------------------------
                                            Name: Jeffrey H.  Burbank
                                            Title: President

                                        INVESTORS:

                                        By: /s/ Jeffrey H. Burbank
                                            -------------------------------
                                                     Jeffrey H.  Burbank

                                            /s/ David S. Utterberg
                                            -------------------------------
                                                     David S. Utterberg

                                            /s/ Paul Brown
                                            -------------------------------
                                                     Paul Brown

                                        BVCF IV, L.P.

                                        By: J.W. Puth Associates, LLC
                                            Its General Partner

                                        By: Brinson Venture Management, LLC
                                            Its Attorney-In-Fact

                                        By: Adams Street Partners, LLC
                                            As its Administrative Member

                                        By: /s/ Craig S. Taylor
                                            --------------------------
                                            Name: Craig S. Taylor
                                            Title: Partner

                                        ATLAS VENTURE FUND III, L.P.

                                        By: Atlas Venture Associates III, L.P.
                                            Its General Partner

                                        By: Atlas Venture Associates III, Inc.
                                            Its General Partner

                                        By: /s/ [illegible]
                                            --------------------------
                                            Name:
                                            Title: Vice President

                                        ATLAS VENTURE ENTREPRENEURS'
                                        FUND III, L.P.

                                        By: Atlas Venture Associates III, L.P.
                                            Its General Partner

                                        By: Atlas Venture Associates III, Inc.
                                            Its General Partner

                                        By: /s/ [illegible]
                                            --------------------------
                                            Name:
                                            Title: Vice President

                                        ATLAS VENTURE FUND V, L.P.

                                        By: Atlas Venture Associates V, L.P.
                                            Its General Partner

                                        By: Atlas Venture Associates V, Inc.
                                            Its General Partner

                                        By: /s/ [illegible]
                                            --------------------------
                                            Name:
                                            Title: Vice President

                                        ATLAS VENTURE PARALLEL FUND V-A C.V.

                                        By: Atlas Venture Associates V, L.P.
                                            Its General Partner

                                        By: Atlas Venture Associates V, Inc.
                                            Its General Partner

                                        By: /s/ [illegible]
                                            --------------------------
                                            Name:
                                            Title: Vice President

                                        ATLAS VENTURE PARALLEL FUND V-B C.V.

                                        By: Atlas Venture Associates V, L.P.
                                            Its General Partner

                                        By: Atlas Venture Associates V, Inc.
                                            Its General Partner

                                        By: /s/ [illegible]
                                            --------------------------
                                            Name:
                                            Title: Vice President

                                        ATLAS VENTURE ENTREPRENEURS'
                                        FUND V, L.P.

                                        By: Atlas Venture Associates V, L.P.
                                            Its General Partner

                                        By: Atlas Venture Associates V, Inc.
                                            Its General Partner

                                        By: /s/ [illegible]
                                            --------------------------
                                            Name:
                                            Title: Vice President

                                        SPROUT CAPITAL VIII, L.P.

                                        By: DLJ Capital Corporation
                                            Its Managing General Partner

                                        By: /s/ Jeani Delagardelle
                                            --------------------------
                                            By: Jeani Delagardelle
                                            Its: Managing Director

                                        SPROUT VENTURE CAPITAL, L.P.

                                        By: DLJ Capital Corporation
                                            Its Managing General Partner

                                        By: /s/ Jeani Delagardelle
                                            --------------------------
                                            By: Jeani Delagardelle
                                            Its: Managing Director

                                        DLJ CAPITAL CORP.

                                        By: /s/ Jeani Delagardelle
                                            --------------------------
                                            By: Jeanie Delagardelle
                                            Its: Managing Director

                                        DLJ CAPITAL CORP.

                                        By: /s/ Jeani Delagardelle
                                            --------------------------
                                            By: Jeanie Delagardelle
                                            Its: Managing Director

                                        DLJ ESC II, L.P.

                                        By: DLJ LBO Plans Management
                                              Corporation
                                            Its General Partner

                                        By: /s/ Jeani Delagardelle
                                            --------------------------
                                            By: Jeani Delagardelle
                                            Its: Attorney In Fact

                                        SPROUT ENTREPRENEURS FUND, L.P.

                                        By: DLJ Capital Corp.
                                            Its General Partner

                                        By: /s/ Jeani Delagardelle
                                            --------------------------
                                            By: Jeani Delagardelle
                                            Its: Managing Director

                                        SPROUT CAPITAL IX, L.P.

                                        By: DLJ Capital Corp.
                                            Its Managing General Partner

                                        By: /s/ Jeani Delagardelle
                                            --------------------------
                                            By: Jeani Delagardelle
                                            Its: Managing Director

                                        SPROUT IX PLAN INVESTORS, L.P.

                                        By: DLJ LBO Plans Management Corporation
                                            Its General Partner

                                        By: /s/ Jeani Delagardelle
                                            --------------------------
                                            By: Jeani Delagardelle
                                            Its: Attorney In Fact

                                        THE SPROUT CEO FUND, L.P.

                                        By: DLJ Capital Corporation
                                            Its General Partner

                                        By: /s/ Jeani Delagardelle
                                            --------------------------
                                            By: Jeani Delagardelle
                                            Its: Managing Director

                                        SPROUT CAPITAL VII, L.P.

                                        By: DLJ Capital Corporation
                                            Its Managing General Partner

                                        By: /s/ Jeani Delagardelle
                                            --------------------------
                                            By: Jeani Delagardelle
                                            Its: Managing Director

                                    EXHIBIT A

                                LIST OF INVESTORS

                                       No. OF SHARES    No. OF SHARES    No. OF SHARES    No. OF SHARES
                                            OF               OF               OF               OF
                                         SERIES B         SERIES C         SERIES D         SERIES E
                                      PREFERRED STOCK  PREFERRED STOCK  PREFERRED STOCK  PREFERRED STOCK
Jeffrey H.  Burbank                         74,906              -0-              -0-              -0-
c/o NxSTAGE MEDICAL, INC.
3 Highwood Drive
Tewksbury, MA 01876

BVCF IV, L.P.                                  -0-              -0-          753,769          157,345
209 South LaSalle Street
Chicago, IL 60604-1295

Sprout Capital VIII, L.P.                  981,202          628,353              -0-          354,895
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Venture Capital, L.P.                58,872           37,732              -0-           21,300
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

DLJ Capital Corp.                            3,273            2,096           18,910           36,094
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

DLJ ESC II, L.P.                            85,383           54,646              -0-           30,756
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Entrepreneurs Fund, L.P.                -0-              -0-            6,148            1,288
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Capital IX, L.P.                        -0-              -0-        1,559,935          326,824
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

The Sprout CEO Fund, L.P.                      -0-              -0-              -0-            2,273
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Capital VII, L.P.                       -0-              -0-              -0-          195,256
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout IX Plan Investors                       -0-              -0-           90,049           18,866
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

WPG Enterprise Fund III, L.L.C.            132,054           84,344           65,895           10,983
c/o Weiss, Peck & Greer, LLC
555 California Street, Suite 3130
San Francisco, California 94104

Weiss, Peck & Greer Venture                151,057           96,481           75,377           12,563
  Associates IV, L.L.C.
c/o Weiss, Peck & Greer, LLC
555 California Street, Suite 3130
San Francisco, California 94104

Weiss, Peck & Greer Venture                 19,003           12,137            9,482            1,580
  Associates IV Cayman, L.P.
c/o Weiss, Peck & Greer, LLC
555 California Street, Suite 3130
San Francisco, California 94104

David S. Utterberg                         201,410          128,642          753,642          753,769
c/o Medisystems Corporation
1201 Third Avenue, 39th Floor
Seattle, Washington 98101-3016

Atlas Venture Fund III, L.P.               164,268          104,920           72,536          192,783
222 Berkeley Street, Suite 1950
Boston, Massachusetts 02116

Atlas Venture Entrepreneurs'                 3,572            2,281            1,577            4,192
  Fund, L.P.
222 Berkeley Street, Suite 1950
Boston, Massachusetts 02116

Atlas Venture Fund V, L.P.                     -0-              -0-        1,133,073          424,146
222 Berkeley Street, Suite 1950
Boston, Massachusetts 02116

Atlas Venture Parallel Fund V-A                -0-              -0-          140,746           52,686
  C.V.
222 Berkeley Street, Suite 1950
Boston, Massachusetts 02116

Atlas Venture Parallel Fund V-B                -0-              -0-          140,746           52,686
  C.V.
222 Berkeley Street, Suite 1950
Boston, Massachusetts 02116

Atlas Venture Entrepreneurs'                   -0-              -0-           18,860            7,060
  Fund V L.P.
222 Berkeley Street, Suite 1950
Boston, Massachusetts 02116

Paul Brown                                     -0-              -0-           16,750           12,563
115 Arbor Court
Woodside, CA 94062

TOTAL                                    1,876,000        1,151,632        4,857,622        2,669,908

                              NxSTAGE MEDICAL, INC.

                             FOURTH AMENDMENT TO THE

                            INVESTOR RIGHTS AGREEMENT

         THIS FOURTH AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT (this "Fourth Amendment") is entered into as of the 18th day of August, 2004, by and among NxSTAGE MEDICAL, INC., a Delaware corporation (the "Company"), and certain of the purchasers of the Company's Series B Preferred Stock, par value $0.001 per share (the "Series B Preferred Stock"), Series C Preferred Stock, par value $0.001 per share (the "Series C Preferred Stock"), Series D Preferred Stock, par value $0.001 per share (the "Series D Preferred Stock"), Series E Preferred Stock, par value $0.001 per share (the "Series E Preferred Stock") and all of the purchasers of the Company's Series F Preferred Stock, par value $0.001 per share (the "Series F Preferred Stock"), set forth on the signature pages hereto (hereinafter, the "Investors") and each individually an "Investor").

                                    RECITALS

         WHEREAS, certain of the Investors purchased, in a the aggregate, 1,875,000 shares of Series B Preferred Stock pursuant to the Series B Preferred Stock Purchase Agreement dated as of June 30, 1999 (the "Series B Purchase Agreement");

         WHEREAS, in connection with the acquisition of the Series B Preferred Stock, the Company and certain of the Investors entered into an Investor Rights Agreement dated as of June 30, 1999 (the "Investor Rights Agreement");

         WHEREAS, certain of the Investors purchased, in the aggregate, 1,151,632 shares of Series C Preferred Stock pursuant to the Series C Preferred Stock Purchase Agreement dated as of January 24, 2001 ("the Series C Purchase Agreement");

         WHEREAS, in connection with the acquisition of the Series C Preferred Stock, the Company and certain of the Investors entered into a First Amendment to the Investor Rights Agreement dated as of January 24, 2000 (the "First Amendment");

         WHEREAS, certain of the Investors purchased, in the aggregate, 4,857,622 shares of Series D Preferred Stock pursuant to the Series D Preferred Stock Purchase Agreement dated as of May 24, 2001 (the "Series D Purchase Agreement");

         WHEREAS, in connection with the acquisition of the Series D Preferred Stock, the Company and certain Investors entered into a Second Amendment to the Investor Rights Agreement dated as of May 24, 2001 (the "Second Amendment");

         WHEREAS, certain of the Investors purchased, in the aggregate, 2,669,908 shares of Series E Preferred Stock pursuant to the Series E Preferred Stock Purchase Agreement dated as of April 15, 2003 (the "Series E Purchase Agreement");

         WHEREAS, in connection with the acquisition of the Series E Preferred Stock, the Company and certain Investors entered into a Third Amendment to the Investor Rights Agreement dated as of April 15, 2003 (the "Third Amendment");

         WHEREAS, the Company and certain of the Investors have entered into a Series F Preferred Stock Purchase Agreement of even date herewith (the "Series F Purchase Agreement"), pursuant to which each of the Investors will purchase that number of shares of Series F Preferred Stock set forth opposite his or its name on Exhibit A totaling an aggregate of 2,747,253 shares of Series F Preferred Stock; and

         WHEREAS, it is a condition to the closing of the sale of the Series F Preferred Stock, pursuant to the Series F Purchase Agreement, that the Company grant to the Investors, with respect to the Series F Preferred Stock, those registration rights, information rights and other rights as set forth in the Investor Rights Agreement, as amended by the First, Second and Third Amendments;

         WHEREAS, the Investors executing this Fourth Amendment are the holders of at least 66 2/3 % of the Registrable Securities, as defined in the Investor Rights Agreement as amended by the First and Second Amendments.

         NOW THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth herein and in the Series F Purchase Agreement, the parties hereby agree as follows:

1.      FOURTH AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT. In accordance with
Section 5.5 of the Investors Agreement, as amended by the First, Second and Third Amendments, the Investors and the Company hereby agree to amend the Investor Rights Agreement as follows:

         a. The definition of "Shares" as set forth in Section 1 of the Investor Rights Agreement is amended to read in its entirety as follows:

            "SHARES" means the Company's Series B Preferred Stock issued pursuant to the Series B Purchase Agreement, the Company's Series C Preferred Stock issued pursuant to the Series C Purchase Agreement, the Company's Series D Preferred Stock issued pursuant to the Series D Purchase Agreement, the Company's Series E Preferred Stock issued pursuant to the Series E Purchase Agreement and the Company's Series F Preferred Stock issued pursuant to the Series F Purchase Agreement.

         b. All references to "Shares" throughout the Investor Rights Agreement shall be read to refer to the amended definition of "Shares" as set forth above.

         c. Section 2.4(b)(iv) of the Agreement shall be deleted in its entirety.

         d. Section 4.1 of the Agreement is amended to read in its entirety as follows:

         4.1 SUBSEQUENT OFFERINGS. Each Investor shall have a right of first refusal to purchase its Adjusted Pro Rata Share (as defined below) of all Equity Securities that the

Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. For purposes hereof, pro rata shares shall mean the quotient of the holder's total number of issued and outstanding shares in the Corporation (Preferred and Common) on a fully converted basis, divided by the total number of issued and outstanding shares in the Corporation (Preferred and Common) on a fully converted basis. Each Investor's Adjusted Pro Rata Share shall be equal to its pro rata share, multiplied by a fraction, the numerator of which is the actual number of shares of Series F Preferred Stock held by such Investor, and the denominator of which is the shares of Series F Preferred Stock associated with the Investor's name in the following table (in no event shall the resultant fraction exceed 100%):

Sprout Group                              643,134
WPG                                       111,301
David Utterberg                           230,562
Atlas Ventures                            302,892
Adams Street                              102,470
Paul Brown                                  3,297
Marubeni                                  412,088
CSFB                                      274,725
Wasatch                                   206,044

         e. Exhibit A to the Investor Rights Agreement is amended and restated as set forth on the Exhibit A attached hereto.

         e. The remainder of the Investor Rights Agreement not amended hereby remains unchanged and in full force and effect.

2.       MISCELLANEOUS

         2.1 GOVERNING LAW. This Fourth Amendment is governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

         2.2 SEVERABILITY. In case any provision of this Fourth Amendment is determined to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

         2.3 TITLES AND SUBTITLES. The titles of the sections of this Fourth Amendment are for convenience of reference only and are not to be considered in construing this Agreement.

         2.4 COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts, each of which is an original, and all of which together constitutes one instrument.

         *THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK*

         IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to the Investor Rights Agreement as of the date first set forth above.

                                        COMPANY:

                                        NxSTAGE MEDICAL, INC.
                                        439 SOUTH UNION STREET, 5TH FLOOR
                                        LAWRENCE, MA  01843

                                        By:/s/ Jeffrey H. Burbank
                                           -------------------------------------
                                               Name: Jeffrey H. Burbank
                                               Title: President

                                        INVESTORS:

                                        /s/ Jeffrey H. Burbank
                                        ----------------------------------------
                                            Jeffrey H. Burbank

                                        /s/ David S. Utterberg
                                        ----------------------------------------
                                            David S. Utterberg

                                        /s/ Paul Brown
                                        ----------------------------------------
                                            Paul Brown

                                        MARUBENI CORPORATION

                                        By:/s/ Tetsuji Banno
                                           -------------------------------------
                                               Name: Tetsuji Banno
                                               Title: General Manager,
                                               Business Incubation Dept.

                                        MARUBENI AMERICA CORPORATION

                                        By:/s/ Shigemasa Sonobe
                                           -------------------------------------
                                               Name: Shigemasa Sonobe
                                               Title: General Manager,
                                               Investment Business Unit

                                        BVCF IV, L.P.

                                        By: Adams Street Partners, LLC,
                                            its General Partner

                                        By:/s/ Craig S. Taylor
                                           -------------------------------------
                                               Craig S. Taylor
                                               Partner

                                        WPG ENTERPRISE FUND III, L.L.C.

                                        By: WPG VC Fund Adviser, L.L.C.,
                                            Fund Investment Advisory Member

                                        By:/s/ Dave Markland
                                           -------------------------------------
                                               Name:  Dave Markland
                                               Title: CFO & Administrative
                                                      Partner

                                        WEISS, PECK & GREER VENTURE
                                        ASSOCIATES IV, L.L.C.

                                        By:    WPG VC Fund Adviser, L.L.C.,
                                               Fund Investment Advisory Member

                                        By:/s/ Dave Markland
                                           -------------------------------------
                                               Name:  Dave Markland
                                               Title: CFO & Administrative
                                                      Partner

                                        WEISS, PECK & GREER VENTURE
                                        ASSOCIATES IV CAYMAN, L.P.

                                        By:    WPG VC Fund Adviser, L.L.C.,
                                               General Partner

                                        By:/s/ Dave Markland
                                           -------------------------------------
                                               Name:  Dave Markland
                                               Title: CFO & Administrative
                                                      Partner

                                       ATLAS VENTURE FUND V, L.P.
                                       ATLAS VENTURE PARALLEL FUND V-A, C.V.
                                       ATLAS VENTURE PARALLEL FUND V-B, C.V.
                                       ATLAS VENTURE ENTREPRENEURS' FUND V, L.P.

                                       By:    Atlas Venture Associates V, L.P.
                                              their General Partner

                                       By:    Atlas Venture Associates V, Inc.
                                              Its General Partner

                                       By:/s/ [illegible]
                                          -------------------------------------
                                              Name:
                                              Title:   Vice President

                                       ATLAS VENTURE FUND III, L.P.
                                       ATLAS VENTURE ENTREPRENEURS'
                                       FUND III, L.P.

                                       By:   Atlas Venture Associates III, L.P.
                                             their General Partner

                                       By:   Atlas Venture Associates III, Inc.
                                             Its General Partner

                                       By:/s/ [illegible]
                                          -------------------------------------
                                              Name:
                                              Title:   Vice President

                                        SPROUT CAPITAL VIII, L.P.

                                        By: DLJ Capital Corporation
                                            Its Managing General Partner

                                        By:/s/ Philippe O. Chambon
                                           -------------------------------------
                                               By:  Philippe Chambon
                                               Its:  Managing Director

                                        SPROUT VENTURE CAPITAL, L.P.

                                        By: DLJ Capital Corporation
                                            Its Managing General Partner

                                        By:/s/ Philippe O. Chambon
                                           -------------------------------------
                                               By:  Philippe Chambon
                                               Its: Managing Director

                                        DLJ CAPITAL CORP.

                                        By:/s/ Philippe O. Chambon
                                           -------------------------------------
                                               By:  Philippe Chambon
                                               Its: Managing Director

                                        DLJ CAPITAL CORP.

                                        By:/s/ Philippe O. Chambon
                                           -------------------------------------
                                               By:  Philippe Chambon
                                               Its: Managing Director

                                        DLJ ESC II, L.P.

                                        By:    DLJ LBO Plans Management
                                               Corporation
                                               Its General Partner

                                        By:/s/ Philippe O. Chambon
                                           -------------------------------------
                                               By:  Philippe Chambon
                                               Its: Attorney In Fact

                                        SPROUT ENTREPRENEURS FUND, L.P.

                                        By:    DLJ Capital Corp.
                                               Its General Partner

                                        By:/s/ Philippe O. Chambon
                                           -------------------------------------
                                               By:  Philippe Chambon
                                               Its: Managing Director

                                        SPROUT CAPITAL IX, L.P.

                                        By:    DLJ Capital Corp.
                                               Its Managing General Partner

                                        By:/s/ Philippe O. Chambon
                                           -------------------------------------
                                               By:  Philippe Chambon
                                               Its: Managing Director

                                        SPROUT IX PLAN INVESTORS, L.P.

                                        By:    DLJ LBO Plans Management
                                               Corporation
                                               Its General Partner

                                        By:/s/ Philippe O. Chambon
                                           -------------------------------------
                                               By:  Philippe Chambon
                                               Its: Attorney In Fact

                                        SPROUT PLAN INVESTORS, L.P.

                                        By:    DLJ LBO Plans Management
                                               Corporation
                                               Its General Partner

                                        By:/s/ Philippe O. Chambon
                                           -------------------------------------
                                               By:  Philippe Chambon
                                               Its: Attorney In Fact

                                        THE SPROUT CEO FUND, L.P.

                                        By:    DLJ Capital Corporation
                                               Its General Partner

                                        By:/s/ Philippe O. Chambon
                                           -------------------------------------
                                               By:  Philippe Chambon
                                               Its: Managing Director

                                        SPROUT CAPITAL VII, L.P.

                                        By:    DLJ Capital Corporation
                                               Its Managing General Partner

                                        By:/s/ Philippe O. Chambon
                                           -------------------------------------
                                               By:  Philippe Chambon
                                               Its:  Managing Director

                                        WASATCH FUNDS, INC. FOR WASATCH ULTRA
                                        GROWTH FUND
                                        By:/s/ Venice F. Edwards
                                           -------------------------------------
                                               Name:  Venice F. Edwards
                                               Title: Secretary

                                        CSFB FUND CO-INVESTMENT PROGRAM, L.P.

                                        By:    DLJ Fund Partners, L.P.
                                               Its General Partner

                                        By:    DLJMB Fund, Inc.
                                               Its General Partner

                                        By:/s/ Edward Nadel
                                           -------------------------------------
                                           By:  Edward Nadel
                                           Its: Vice President

                                    EXHIBIT A

                                LIST OF INVESTORS

                                     NO. OF SHARES    NO. OF SHARES   NO. OF SHARES    NO. OF SHARES   NO. OF SHARES
                                           OF              OF               OF              OF               OF
                                        SERIES B        SERIES C         SERIES D        SERIES E         SERIES F
                                       PREFERRED        PREFERRED       PREFERRED        PREFERRED       PREFERRED
         NAME AND ADDRESS                STOCK            STOCK           STOCK            STOCK           STOCK
---------------------------------    -------------    -------------   -------------    -------------   -------------
Jeffrey H. Burbank                          74,906              -0-             -0-              -0-             -0-
c/o NxSTAGE MEDICAL, INC.
3 Highwood Drive
Tewksbury, MA  01876

BVCF IV, L.P.                                  -0-              -0-         753,769          157,345          68,681
209 South LaSalle Street
Chicago, IL  60604-1295

Sprout Capital VIII, L.P.                  981,202          628,353             -0-          354,895         447,582
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Venture Capital, L.P.                58,872           37,732             -0-           21,300          26,863
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

DLJ Capital Corp.                            3,273            2,096          18,910           36,094           6,489
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

DLJ ESC II, L.P.                            85,383           54,646             -0-           30,756             -0-
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Entrepreneurs Fund, L.P.                -0-              -0-           6,148            1,288           1,624
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Capital IX, L.P.                        -0-              -0-       1,559,935          326,824         412,180
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

The Sprout CEO Fund, L.P.                      -0-              -0-             -0-            2,273             -0-
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Capital VII, L.P.                       -0-              -0-             -0-          195,256             -0-
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout IX Plan Investors                       -0-              -0-          90,049           18,866          23,793
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Plan Investors, L.P.                    -0-              -0-             -0-              -0-          38,788
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

WPG Enterprise Fund III, L.L.C.            132,054           84,344          65,895           10,983           9,006
c/o Weiss, Peck & Greer, LLC
555 California Street, Suite 3130
San Francisco, California 94104

Weiss, Peck & Greer Venture                151,057           96,481          75,377           12,563          10,302
Associates IV, L.L.C
c/o Weiss, Peck & Greer, LLC
555 California Street, Suite 3130
San Francisco, CA 94104

Weiss, Peck & Greer Venture                 19,003           12,137           9,482            1,580           1,296
Associates IV Cayman, L.P.
c/o Weiss, Peck & Greer, LLC
555 California Street, Suite 3130
San Francisco, CA 94104

David S. Utterberg                         201,410          128,642         753,769          753,769         343,195
c/o Medisystems Corporation
1201 Third Avenue, 39th Floor
Seattle, Washington 98101-3016

Atlas Venture Fund III, L.P.               164,268          104,920          72,536          192,783         118,490
890 Winter Street, Suite 320
Waltham, MA 02451

Atlas Venture Entrepreneurs'                 3,572            2,281           1,577            4,192           2,576
Fund III, L.P.
890 Winter Street, Suite 320
Waltham, MA 02451

Atlas Venture Fund V, L.P.                     -0-              -0-       1,133,073          424,146         260,692
890 Winter Street, Suite 320
Waltham, MA 02451

Atlas Venture Parallel Fund V-A,               -0-              -0-         140,746           52,686          32,382
C.V.
890 Winter Street, Suite 320
Waltham, MA 02451

Atlas Venture Parallel Fund V-B,               -0-              -0-         140,746           52,686          32,382
C.V.
890 Winter Street, Suite 320
Waltham, MA 02451

Atlas Venture Entrepreneurs'                   -0-              -0-          18,860            7,060           4,339
Fund V L.P.
890 Winter Street, Suite 320
Waltham, MA 02451

Marubeni Corporation                           -0-              -0-             -0-              -0-         370,880
4-2, Ohtemachi 1-chome
Chiyoda-ku
Tokyo, Japan

Marubeni America Corporation                   -0-              -0-             -0-              -0-          41,208
450 Lexington Avenue
New York, New York 10017

Wasatch Funds, Inc. for Wasatch                -0-              -0-             -0-              -0-         206,044
Ultra Growth Fund
c/o Wasatch Ultra Growth Fund
150 Social Hall Avenue
Suite 400
Salt Lake City, Utah 84111

CSFB Fund Co-Investment                        -0-              -0-             -0-              -0-         274,725
Program, L.P.
11 Madison Avenue, 16th Floor
New York, NY 10010

Paul Brown                                     -0-              -0-          16,750           12,563          13,736
115 Arbor Court
Woodside, CA 94062

TOTAL                                    1,875,000        1,151,632       4,857,622        2,669,908       2,747,253

                              NxSTAGE MEDICAL, INC.

                             FIFTH AMENDMENT TO THE
                            INVESTOR RIGHTS AGREEMENT

         THIS FIFTH AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT (this "Fifth Amendment") is entered into as of the 23rd day of December 2004, by and among NxSTAGE MEDICAL, INC., a Delaware corporation (the "Company"), and certain of the purchasers of the Company's Series B Preferred Stock, par value $0.001 per share (the "Series B Preferred Stock"), Series C Preferred Stock, par value $0.001 per share (the "Series C Preferred Stock"), Series D Preferred Stock, par value $0.001 per share (the "Series D Preferred Stock"), Series E Preferred Stock, par value $0.001 per share (the "Series E Preferred Stock"), and Series F Preferred Stock, par value $0.001 per share (the "Series F Preferred Stock"; such purchasers of the Company's preferred stock are collectively referred to herein as the "Preferred Stock Investors"), and holders of the Lighthouse Warrants (as hereinafter defined), all as set forth on the signature pages hereto.

                                    RECITALS

         WHEREAS, certain of the Preferred Stock Investors purchased, in the aggregate, 1,875,000 shares of Series B Preferred Stock pursuant to the Series B Preferred Stock Purchase Agreement dated as of June 30, 1999 (the "Series B Purchase Agreement");

         WHEREAS, in connection with the acquisition of the Series B Preferred Stock, the Company and certain of the Preferred Stock Investors entered into an Investor Rights Agreement dated as of June 30, 1999 (the "Investor Rights Agreement");

         WHEREAS, certain of the Preferred Stock Investors purchased, in the aggregate, 1,151,632 shares of Series C Preferred Stock pursuant to the Series C Preferred Stock Purchase Agreement dated as of January 24, 2001 ("the Series C Purchase Agreement");

         WHEREAS, in connection with the acquisition of the Series C Preferred Stock, the Company and certain of the Preferred Stock Investors entered into a First Amendment to the Investor Rights Agreement dated as of January 24, 2000 (the "First Amendment");

         WHEREAS, certain of the Preferred Stock Investors purchased, in the aggregate, 4,857,622 shares of Series D Preferred Stock pursuant to the Series D Preferred Stock Purchase Agreement dated as of May 24, 2001 (the "Series D Purchase Agreement");

         WHEREAS, in connection with the acquisition of the Series D Preferred Stock, the Company and certain Preferred Stock Investors entered into a Second Amendment to the Investor Rights Agreement dated as of May 24, 2001 (the "Second Amendment");

         WHEREAS, certain of the Preferred Stock Investors purchased, in the aggregate, 2,669,908 shares of Series E Preferred Stock pursuant to the Series E Preferred Stock Purchase Agreement dated as of April 15, 2003 (the "Series E Purchase Agreement");

         WHEREAS, in connection with the acquisition of the Series E Preferred Stock, the Company and certain Preferred Stock Investors entered into a Third Amendment to the Investor Rights Agreement dated as of April 15, 2003 (the "Third Amendment");

         WHEREAS, certain of the Preferred Stock Investors purchased, in the aggregate, 2,747,253 shares of Series F Preferred Stock pursuant to the Series F Preferred Stock Purchase Agreement dated as of August 18, 2004 (the "Series F Purchase Agreement");

         WHEREAS, in connection with the acquisition of the Series F Preferred Stock, the Company and certain Investors entered into a Fourth Amendment to the Investor Rights Agreement dated as of August 18, 2004 (the "Fourth Amendment"); and

         WHEREAS, the Company is seeking to enter into a Loan and Security Agreement, dated as of the date hereof (the "Lighthouse Loan Agreement"), with Lighthouse Capital Partners V and/or its affiliated entity, Lighthouse Capital Partners IV (collectively, the "Lighthouse Entities"), and it is a condition to the closing of the transactions contemplated by the Lighthouse Loan Agreement that the Company grant to the Lighthouse Entities certain warrants (the "Lighthouse Warrants") to purchase shares of Series F Preferred Stock, and grant, with respect to the Series F Preferred Stock, certain registration rights and other rights as set forth in the Investor Rights Agreement, as amended by the First, Second, Third and Fourth Amendments;

         WHEREAS, the Investors executing this Fifth Amendment are the holders of at least 66 2/3 % of the Registrable Securities, as defined in the Investor Rights Agreement, as amended.

         NOW THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth herein and in the Lighthouse Loan Agreement, the parties hereby agree as follows:

         1. FOURTH AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT. In accordance with Section 5.5 of the Investor Rights Agreement, as amended by the First, Second, Third and Fourth Amendments, the Preferred Stock Investors and the Company hereby agree to amend the Investor Rights Agreement as follows:

              a. Section 1 of the Investor Rights Agreement is amended to add a new definition of "Investors" to read in its entirety as follows:

"INVESTORS" shall mean (i) the Preferred Stock Investors and (ii) the holders of the shares of Series F Preferred Stock or other shares of capital stock issued upon exercise of the Lighthouse Warrants, but with respect to this subsection
(ii), only after such time that the Lighthouse Warrants have been exercised.

              b. The definition of "Shares" set forth in Section 1 of the Investor Rights Agreement is amended to read in its entirety as follows:

"SHARES" means the Company's Series B Preferred Stock issued pursuant to the Series B Purchase Agreement, the Company's Series C Preferred Stock issued pursuant to the Series C Purchase Agreement, the Company's Series D Preferred Stock issued pursuant to the Series D Purchase Agreement, the Company's Series E Preferred Stock issued pursuant to the Series E Purchase Agreement and the Company's Series F Preferred Stock issued (i) pursuant to the Series F Purchase Agreement, or (ii) upon exercise of the Lighthouse Warrants.

         c. All references to "Investors" and "Shares" throughout the Investor Rights Agreement shall be read to refer to the amended definitions of "Investors" and "Shares" as set forth above.

         d. Section 4.1 of the Agreement is amended to read in its entirety as follows:

                  4.1 SUBSEQUENT OFFERINGS.

                        (a) Subject to Section 4.1(b) below, each Investor shall
                  have a right of first refusal to purchase its Adjusted Pro Rata Share (as defined below) of all Equity Securities that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. For purposes hereof, pro rata share shall mean the quotient of the holder's total number of issued and outstanding shares in the Corporation (Preferred and Common) on a fully converted basis (but excluding shares issuable upon exercise of the Lighthouse Warrants), divided by the total number of issued and outstanding shares in the Corporation (Preferred and Common) on a fully converted basis (but excluding shares issuable upon exercise of the Lighthouse Warrants). Each Investor's Adjusted Pro Rata Share, shall be equal to its pro rata share, multiplied by a fraction, the numerator of which is the actual number of shares of Series F Preferred Stock held by such Investor, and the denominator of which is the shares of Series F Preferred Stock associated with the Investor's name in the following table (in no event shall the resultant fraction exceed 100%, and if the Investor is not listed below, the Investor's Adjusted Pro Rata share shall equal zero):

Sprout Group                            643,134
WPG                                     111,301
David Utterberg                         230,562

Atlas Ventures                          302,892
Adams Street                            102,470
Paul Brown                                3,297
Marubeni                                412,088
CSFB                                    274,725
Wasatch                                 206,044

                        (b) The Lighthouse Entities, and/or their registered
                  assigns, to the extent such Lighthouse Entities and/or their registered assigns are holding the Lighthouse Warrants, shall have a right of first refusal to purchase $500,000 of Equity Securities issued by the Company in the Company's first equity financing transaction after August 18, 2004 (the "Next Round Financing"), provided that this right shall terminate and be of no further force and effect (i) on the effective date of the registration statement pertaining to an Initial Offering,
                  (ii) from and after the date that the Lighthouse Warrants cease to be outstanding for any reason, or (iii) upon the consummation of the first equity financing transaction after August 18, 2004.

                  e. Section 4.2 of the Agreement is amended to read in its entirety as follows:

                        4.2 EXERCISE OF RIGHTS: If the Company proposes to issue
                  any Equity Securities, it shall give each Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Investor shall have fifteen
                  (15) days from the giving of such notice to agree to purchase
                  (i) his, her or its Adjusted Pro Rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice, or (ii) in the case of the holders of the Lighthouse Warrants and in the context of the Next Round Financing, $500,000, collectively, of such Equity Securities, by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

                  f. Section 4.3 of the Agreement is amended to read in its entirety as follows:

                        4.3 ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS: If
                  not all of the Investors elect to purchase their Adjusted Pro Rata Share of such Equity Securities, or in the case of the holders of the

                  Lighthouse Warrants and in the context of the Next Round Financing, $500,000 of such Equity Securities, then the Company shall promptly notify in writing the Investors who do so elect and shall offer them the right to acquire their pro rata shares of such unsubscribed shares. Such Investors shall have five (5) days after receipt of such notice to notify the Company of his, her or its election to purchase all or a portion thereof of the unsubscribed shares. If the Investors so notified fail to exercise in full the rights of first refusal, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Investors' rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Company's notice to the Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Investors in the manner provided above.

                  g. Section 4.4 of the Agreement is amended to read in its entirety as follows:

                        4.4 TERMINATION OF RIGHTS OF FIRST REFUSAL: The rights
                  of first refusal established in Section 4.l(a) shall terminate upon the effective date of the registration statement pertaining to a Qualified Public Offering. The rights of first refusal established in Section 4.1(b) shall terminate as set forth therein.

                  h. Section 4.6 of the Agreement is amended to add a new Section (h) to read in its entirety as follows:

                        "(h) Any Equity Securities issued to the Lighthouse
                  Entities in connection the Lighthouse Loan Agreement, including the Lighthouse Warrants and the shares of capital stock of the Company issuable upon exercise of the Lighthouse Warrants (the "Warrant Shares") and the shares of capital stock issuable upon conversion of the "Warrant Shares"; and"

                  i. Section 4.6 of the Agreement is amended to rename Section
(h) as Section (i) as follows:

                        "(i) Equity Securities issued in connection with
                  strategic transactions involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements; provided that such strategic transactions and the issuance of shares therein, has been approved by not less than seventy-five percent (75%) the Company's Board of Directors, with all Directors voting."

                  j. Exhibit A to the Investor Rights Agreement is amended and restated as set forth on the Exhibit A attached hereto.

                  k. The remainder of the Investor Rights Agreement not amended hereby remains unchanged and in full force and effect.

      2.    MISCELLANEOUS

            2.1 GOVERNING LAW. This Fifth Amendment is governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

            2.2 SEVERABILITY. In case any provision of this Fifth Amendment is determined to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

            2.3 TITLES AND SUBTITLES. The titles of the sections of this Fifth Amendment are for convenience of reference only and are not to be considered in construing this Agreement.

            2.4 COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts, each of which is an original, and all of which together constitutes one instrument.

         *THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK*

            IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment to the Investor Rights Agreement as of the date first set forth above.

                                        COMPANY:

                                        NxSTAGE MEDICAL, INC.
                                        439 SOUTH UNION STREET, 5TH FLOOR
                                        LAWRENCE, MA 01843

                                        By:/s/ Jeffrey H. Burbank
                                           -------------------------------------
                                               Name:   Jeffrey H. Burbank
                                               Title:  President

                                        INVESTORS:

                                        /s/ Jeffrey H. Burbank
                                        ----------------------------------------
                                        Jeffrey H. Burbank

                                        /s/ David S. Utterberg
                                        ----------------------------------------
                                        David S. Utterberg

                                        /s/ Paul Brown
                                        ----------------------------------------
                                        Paul Brown

                                        MARUBENI CORPORATION

                                        By: /s/ Tetsuji Banno
                                            ------------------------------------
                                                Name:  Tetsuji Banno
                                                Title: General Manager
                                                       Business Incubation Dept.

                                        MARUBENI AMERICA CORPORATION

                                        By: /s/ Shigemasa Sonobe
                                            ------------------------------------
                                                Name:  Shigemasa Sonobe
                                                Title: General Manager
                                                       Investment Business Unit

                                        BVCF IV, L.P.

                                        By: Adams Street Partners, LLC
                                            Its General Partner

                                        By: /s/ Craig S. Taylor
                                            ------------------------------------
                                                Name:  Craig S. Taylor
                                                Title: Partner

                                        WPG ENTERPRISE FUND III, L.L.C.

                                        By: WPG VC Fund Adviser, L.L.C.
                                            Fund Investment Advisory Member

                                        By: /s/ Dave Markland
                                            ------------------------------------
                                            Name:  Dave Markland
                                            Title: CFOT Administrative Partner

                                        WEISS, PECK & GREER VENTURE
                                        ASSOCIATES IV, L.L.C.

                                        By: WPG VC Fund Adviser, L.L.C.
                                            Fund Investment Advisory Member

                                        By: /s/ [illegible]
                                            ------------------------------------
                                            Name:
                                            Title: Managing Member

                                        WEISS, PECK & GREER VENTURE
                                        ASSOCIATES IV CAYMAN, L.P.

                                        By: WPG VC Fund Adviser, L.L.C.
                                            General Partner

                                        By: /s/ [illegible]
                                            ------------------------------------
                                            Name:
                                            Title: Managing Member

                                       ATLAS VENTURE FUND V, L.P.
                                       ATLAS VENTURE PARALLEL FUND V-A, C.V.
                                       ATLAS VENTURE PARALLEL FUND V-B, C.V.
                                       ATLAS VENTURE ENTREPRENEURS' FUND V, L.P.

                                       By:   Atlas Venture Associates V, L.P.
                                             their General Partner

                                       By:   Atlas Venture Associates V, Inc.
                                             Its General Partner

                                       By: /s/ [illegible]
                                           ------------------------------------
                                             Name:
                                             Title:  V.P.

                                       ATLAS VENTURE FUND III, L.P.
                                       ATLAS VENTURE ENTREPRENEURS' FUND
                                       III, L.P.

                                       By:   Atlas Venture Associates III, L.P.
                                             their General Partner

                                       By:   Atlas Venture Associates III, Inc.
                                             Its General Partner

                                       By: /s/ [illegible]
                                           ------------------------------------
                                             Name:
                                             Title:  V.P.

                                        SPROUT CAPITAL VIII, L.P.

                                        By:    DLJ Capital Corporation
                                               Its Managing General Partner

                                        By: /s/ Craig Slutzken
                                            ------------------------------------
                                               By:  Craig Slutzken
                                               Its: Vice President

                                        SPROUT VENTURE CAPITAL, L.P.

                                        By:  DLJ Capital Corporation
                                             Its Managing General Partner

                                        By: /s/ Craig Slutzken
                                            ------------------------------------
                                               By:  Craig Slutzken
                                               Its: Vice President

                                        DLJ CAPITAL CORP.

                                        By: /s/ Craig Slutzken
                                            ------------------------------------
                                               By:  Craig Slutzken
                                               Its: Vice President

                                        DLJ CAPITAL CORP.

                                        By: /s/ Craig Slutzken
                                            ------------------------------------
                                               By:  Craig Slutzken
                                               Its: Vice President

                                        DLJ ESC II, L.P.

                                        By: /s/ Craig Slutzken
                                            ------------------------------------
                                               By:  Craig Slutzken
                                               Its: Vice President

                                        SPROUT ENTREPRENEURS FUND, L.P.

                                        By:    DLJ Capital Corporation
                                               Its General Partner

                                        By: /s/ Craig Slutzken
                                            ------------------------------------
                                               By:  Craig Slutzken
                                               Its: Vice President

                                        SPROUT CAPITAL IX, L.P.

                                        By:    DLJ Capital Corporation
                                               Its Managing General Partner

                                        By: /s/ Craig Slutzken
                                            ------------------------------------
                                               By:  Craig Slutzken
                                               Its: Vice President

                                        SPROUT IX PLAN INVESTORS, L.P.

                                        By:    DLJ LBO Plans Management
                                               Corporation II
                                               Its General Partner

                                        By: /s/ Craig Slutzken
                                            ------------------------------------
                                               By:  Craig Slutzken
                                               Its: Attorney in Fact

                                        SPROUT PLAN INVESTORS, L.P.

                                        By:    DLJ LBO Plans Management
                                               Corporation II
                                               Its General Partner

                                        By: /s/ Craig Slutzken
                                            ------------------------------------
                                               By:  Craig Slutzken
                                               Its: Attorney in Fact

                                        THE SPROUT CEO FUND, L.P.

                                        By:    DLJ Capital Corporation
                                               Its General Partner

                                        By: /s/ Craig Slutzken
                                            ------------------------------------
                                               By:  Craig Slutzken
                                               Its: Vice President

                                        SPROUT CAPITAL VII, L.P.

                                        By:    DLJ Capital Corporation
                                               Its Managing General Partner

                                        By: /s/ Craig Slutzken
                                            ------------------------------------
                                               By:  Craig Slutzken
                                               Its: Vice President

                                        WASATCH FUNDS, INC. FOR WASATCH
                                        ULTRA GROWTH FUND

                                        By: /s/ Venice Edwards
                                            ------------------------------------
                                               By:    Venice F. Edwards
                                               Title: Vice President/Treasurer

                                        CSFB FUND CO-INVESTMENT PROGRAM, L.P.

                                        By:    DLJ Fund Partners, L.P.
                                               Its General Partner

                                        By:    DLJMB Fund, Inc.
                                               Its General Partner

                                        By: /s/ [illegible]
                                            ------------------------------------
                                               By:
                                               Its: Vice President

                                    EXHIBIT A

                                LIST OF INVESTORS

                                                  No. OF          No. OF           No. OF          No. OF          No. OF
                                                SHARES OF       SHARES OF        SHARES OF       SHARES OF       SHARES OF
                                                 SERIES B        SERIES C        SERIES D        SERIES E        SERIES F
                                                PREFERRED       PREFERRED        PREFERRED       PREFERRED       PREFERRED
             NAME AND ADDRESS                     STOCK            STOCK            STOCK          STOCK           STOCK
Jeffrey H. Burbank                                74,906             -0-               -0-             -0-             -0-
c/o NxSTAGE MEDICAL, INC.
3 Highwood Drive
Tewksbury, MA 01876

BVCF IV, L.P.                                        -0-             -0-           753,769         157,345          68,681
209 South LaSalle Street
Chicago, IL 60604-1295

Sprout Capital VIII, L.P.                        981,202         628,353               -0-         354,895         447,582
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Venture Capital, L.P.                      58,872          37,732               -0-          21,300          26,863
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

DLJ Capital Corp.                                  3,273           2,096            18,910          36,094           6,489
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

DLJ ESC II, L.P.                                  85,383          54,646               -0-          30,756             -0-
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Entrepreneurs Fund, L.P.                      -0-             -0-             6,148           1,288           1,624
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Capital IX, L.P.                              -0-             -0-         1,559,935         326,824         412,180
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

The Sprout CEO Fund, L.P.                            -0-             -0-               -0-           2,273             -0-
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

                                                  No. OF          No. OF           No. OF          No. OF          No. OF
                                                SHARES OF       SHARES OF        SHARES OF       SHARES OF       SHARES OF
                                                 SERIES B        SERIES C        SERIES D        SERIES E        SERIES F
                                                PREFERRED       PREFERRED        PREFERRED       PREFERRED       PREFERRED
             NAME AND ADDRESS                     STOCK            STOCK            STOCK          STOCK           STOCK
Sprout Capital VII, L.P.                             -0-             -0-              -0-         195,256            -0-
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout IX Plan Investors                             -0-             -0-           90,049          18,866         23,793
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Plan Investors, L.P.                          -0-             -0-              -0-             -0-         38,788
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

WPG Enterprise Fund III, L.L.C.                  132,054          84,344           65,895          10,983          9,006
c/o Weiss, Peck & Greer, LLC
555 California Street, Suite 3130
San Francisco, CA 94104

Weiss, Peck & Greer Venture                      151,057          96,481           75,377          12,563         10,302
Associates IV, L.L.C.
c/o Weiss, Peck & Greer, LLC
555 California Street, Suite 3130
San Francisco, CA 94104

Weiss, Peck & Greer Venture                       19,003          12,137            9,482           1,580          1,296
Associates IV Cayman, L.P.
c/o Weiss, Peck & Greer, LLC
555 California Street, Suite 3130
San Francisco, CA 94104

David S. Utterberg                               201,410         128,642          753,769         753,769        343,195
c/o Medisystems Corporation
1201 Third Avenue, 39th Floor
Seattle, Washington 98101-3016

Atlas Venture Fund III, L.P.                     164,268         104,920           72,536         192,783        118,490
890 Winter Street, Suite 320
Waltham, MA 02451

Atlas Venture Entrepreneurs'                       3,572           2,281            1,577           4,192          2,576
Fund III, L.P.
890 Winter Street, Suite 320
Waltham, MA 02451

                                                  No. OF          No. OF           No. OF          No. OF          No. OF
                                                SHARES OF       SHARES OF        SHARES OF       SHARES OF       SHARES OF
                                                 SERIES B        SERIES C        SERIES D        SERIES E        SERIES F
                                                PREFERRED       PREFERRED        PREFERRED       PREFERRED       PREFERRED
           NAME AND ADDRESS                       STOCK            STOCK            STOCK          STOCK           STOCK
Atlas Venture Fund V, L.P.                         -0-             -0-           1,133,073        424,146        260,692
890 Winter Street, Suite 320
Waltham, MA 02451

Atlas Venture Parallel Fund V-A, C.V.              -0-             -0-             140,746         52,686         32,382
890 Winter Street, Suite 320
Waltham, MA 02451

Atlas Venture Parallel Fund V-B, C.V.              -0-             -0-             140,746         52,686         32,382
890 Winter Street, Suite 320
Waltham, MA 02451

Atlas Venture Entrepreneurs' Fund V L.P.           -0-             -0-              18,860          7,060          4,339
890 Winter Street, Suite 320
Waltham, MA 02451

Marubeni Corporation                               -0-             -0-                 -0-            -0-        370,880
4-2, Ohtemachi 1-chome
Chiyoda-ku
Tokyo, Japan

Marubeni America Corporation                       -0-             -0-                 -0-            -0-         41,208
450 Lexington Avenue
New York, New York 10017

Wasatch Funds, Inc. for Wasatch                    -0-             -0-                 -0-            -0-        206,044
Ultra Growth Fund
c/o Wasatch Ultra Growth Fund
150 Social Hall Avenue
Suite 400
Salt Lake City, Utah 84111

CSFB Fund Co-Investment Program, L.P.              -0-             -0-                 -0-            -0-        274,725
11 Madison Avenue, 16th Floor
New York, NY 10010

Paul Brown                                         -0-             -0-              16,750         12,563         13,736
115 Arbor Court
Woodside, CA 94062

Lighthouse Capital Partners IV*                                                                                    [     ]*

Lighthouse Capital Partners V*                                                                                     [     ]*

TOTAL                                           1,875,000       1,151,632        4,857,622       2,669,908       2,747,253

--------------
*At such time that the Lighthouse Entities or their registered assigns exercise the Lighthouse Warrants.

                              NxSTAGE MEDICAL, INC.

                             SIXTH AMENDMENT TO THE
                            INVESTOR RIGHTS AGREEMENT

      THIS SIXTH AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT (this "Sixth Amendment") is entered into as of the 8th day of July, 2005, by and among NxSTAGE MEDICAL, INC., a Delaware corporation (the "Company"), and certain of the purchasers of the Company's Series B Preferred Stock, par value $0.001 per share (the "Series B Preferred Stock"), Series C Preferred Stock, par value $0.001 per share (the "Series C Preferred Stock"), Series D Preferred Stock, par value $0.001 per share (the "Series D Preferred Stock"), Series E Preferred Stock, par value $0.001 per share (the "Series E Preferred Stock"), and Series F Preferred Stock, par value $0.001 per share (the "Series F Preferred Stock"), and all of the purchasers of the Company's Series F-1 Preferred Stock, par value $0.001 per share (the "Series F-1 Preferred Stock; such purchasers of the Company's preferred stock are collectively referred to herein as the "Preferred Stock Investors"), and holders of the Lighthouse Warrants (as hereinafter defined), all as set forth on the signature pages hereto.

                                    RECITALS

      WHEREAS, certain of the Preferred Stock Investors purchased, in the aggregate, 1,875,000 shares of Series B Preferred Stock pursuant to the Series B Preferred Stock Purchase Agreement dated as of June 30, 1999 (the "Series B Purchase Agreement");

      WHEREAS, in connection with the acquisition of the Series B Preferred Stock, the Company and certain of the Preferred Stock Investors entered into an Investor Rights Agreement dated as of June 30, 1999 (the "Investor Rights Agreement");

      WHEREAS, certain of the Preferred Stock Investors purchased, in the aggregate, 1,151,632 shares of Series C Preferred Stock pursuant to the Series C Preferred Stock Purchase Agreement dated as of January 24, 2000 ("the Series C Purchase Agreement");

      WHEREAS, in connection with the acquisition of the Series C Preferred Stock, the Company and certain of the Preferred Stock Investors entered into a First Amendment to the Investor Rights Agreement dated as of January 24, 2000 (the "First Amendment");

      WHEREAS, certain of the Preferred Stock Investors purchased, in the aggregate, 4,857,622 shares of Series D Preferred Stock pursuant to the Series D Preferred Stock Purchase Agreement dated as of May 24, 2001 (the "Series D Purchase Agreement");

      WHEREAS, in connection with the acquisition of the Series D Preferred Stock, the Company and certain of the Preferred Stock Investors entered into a Second Amendment to the Investor Rights Agreement dated as of May 24, 2001 (the "Second Amendment");

      WHEREAS, certain of the Preferred Stock Investors purchased, in the aggregate, 2,669,908 shares of Series E Preferred Stock pursuant to the Series E Preferred Stock Purchase Agreement dated as of April 15, 2003 (the "Series E Purchase Agreement");

      WHEREAS, in connection with the acquisition of the Series E Preferred Stock, the Company and certain Preferred Stock Investors entered into a Third Amendment to the Investor Rights Agreement dated as of April 15, 2003 (the "Third Amendment");

      WHEREAS, certain of the Preferred Stock Investors purchased, in the aggregate, 2,747,253 shares of Series F Preferred Stock pursuant to the Series F Preferred Stock Purchase Agreement dated as of August 18, 2004 (the "Series F Purchase Agreement");

      WHEREAS, in connection with the acquisition of the Series F Preferred Stock, the Company and certain of the Preferred Stock Investors entered into a Fourth Amendment to the Investor Rights Agreement dated as of August 18, 2004 (the "Fourth Amendment");

      WHEREAS, the Company issued warrants (the "Lighthouse Warrants") to purchase shares of the Series F Preferred Stock to Lighthouse Capital Partners V and/or its affiliated entity, Lighthouse Capital Partners IV (collectively, the "Lighthouse Entities"), pursuant to the Loan and Security Agreement between the Company and the Lighthouse Entities dated December 23, 2004;

      WHEREAS, in connection with the issuance of the Lighthouse Warrants, the Company, the Preferred Stock Investors and the Lighthouse Entities entered into a Fifth Amendment to the Investor Rights Agreement (the "Fifth Amendment"); and

      WHEREAS, the Company and certain of the Preferred Stock Investors (the "Series F-1 Investors") have entered into a Series F-1 Preferred Stock Purchase Agreement of even date herewith (the "Series F-1 Purchase Agreement"), pursuant to which the Series F-1 Investors will purchase the number of shares of Series F-1 Preferred Stock set forth opposite his or its name on Exhibit A totaling up to an aggregate of 2,197,801 shares of Series F-1 Preferred Stock; and

      WHEREAS, it is a condition to the closing of the sale of the Series F-1 Preferred Stock, pursuant to the Series F-1 Purchase Agreement, that the Company grant to the Preferred Stock Investors, with respect to the Series F-1 Preferred Stock, those registration rights, information rights and other rights as set forth in the Investor Rights Agreement, as amended to date;

      WHEREAS, the Preferred Stock Investors executing this Sixth Amendment are the holders of at least 2/3% of the Registrable Securities, as defined in the Investor Rights Agreement as amended to date.

      NOW THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth herein and in the F-1 Purchase Agreement, the parties hereby agree as follows:

1. SIXTH AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT. In accordance with Section
5.5 of the Investor Rights Agreement, as amended by the First, Second, Third,

Fourth and Fifth Amendments, the Investors, as defined in the Investor Rights Agreement, and the Company hereby agree to amend the Investor Rights Agreement as follows:

      a. The definition of "Shares" set forth in Section 1 of the Investor Rights Agreement is amended to read in its entirety as follows:

            "SHARES" means the Company's Series B Preferred Stock issued pursuant to the Series B Purchase Agreement, the Company's Series C Preferred Stock issued pursuant to the Series C Purchase Agreement, the Company's Series D Preferred Stock issued pursuant to the Series D Purchase Agreement, the Company's Series E Preferred Stock issued pursuant to the Series E Purchase Agreement and the Company's Series F Preferred Stock issued (i) pursuant to the Series F Purchase Agreement, or (ii) upon exercise of the Lighthouse Warrants, and the Series F-1 Preferred Stock issued pursuant to the Series F-1 Purchase Agreement.

      b. All references to "Shares" throughout the Investor Rights Agreement shall be read to refer to the amended definitions of "Shares" as set forth above.

      c. Section 2.1(a)(iii) of the Investor Rights Agreement is amended to read in its entirety as follows:

                  iii. Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or former partners in accordance with the partnership interests, (B) a corporation to its shareholders in accordance with their interests in the corporation, (C) a limited liability company to its members or former members in accordance with their interests in the limited liability company, (D) a partnership, corporation or limited liability company to an affiliate of such entity, or (E) an individual to the Holder's family member or trust, partnership, limited liability company or similar entity created solely for the benefit of an individual Holder and/or such Holder's family members (or from any such trust, partnership, limited liability company or similar entity to the Holder or its family member), provided the transferee will be subject to the terms of this
Section 2.1 to the same extent as if such transferee were an original Holder hereunder. For purposes of this Agreement an affiliate of an Investor shall mean any person or entity which, directly or indirectly, controls, is controlled by or is under common control with such Investor, including, without limitation, any general partner, manager, managing member, officer or director of such Investor and any investment fund now or hereafter existing which is controlled by one or more general partners of, or shares the same management as, such Investor.

      d. Section 2.10 of the Investor Rights Agreement is amended to read in its entirety as follows:

            ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities which (i) is a subsidiary, parent, general partner, limited partner, retired partner, member or stockholder of a Holder, (ii) is a Holder's family member or trust, partnership, limited liability company or similar entity created solely for the benefit of an individual Holder and/or such Holder's family members, or (iii) acquires at least one hundred thousand (100,000) shares of Registrable Securities (as presently constituted and as adjusted for stock splits, reverse stock splits, stock dividends, recapitalizations, combinations and the like); provided, however, (A) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (B) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

      e. Section 2.13 of the Investor Rights Agreement is amended to read in its entirety as follows:

            "MARKET STAND-OFF" AGREEMENT. If requested by the Company as the representative of the underwriters of the Initial Offering, each Holder shall not sell or otherwise dispose of any Shares of Common Stock (or other securities) of the Company held by each such Holder (other than those included in the registration) for a period specified by the representatives of the underwriters not to exceed one hundred eighty (180) days following the effective date of the registration statement for the Initial Offering, provided that all officers and directors of the Company and holders of at least one percent (1%) of the Company's voting securities enter into similar agreements.

      The obligations described in this Section 2.13 shall not apply to a registration relating solely to employee benefit plans on Form S-3 or Form S-8 or similar forms that may be promulgated in the future relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. In addition, the obligations described in this
Section 2.13 shall not apply to shares of Common Stock (or other securities) of the Company purchased by Wasatch Funds, Inc. ("Wasatch") or its affiliates in connection with or following the Company's Initial Offering. Notwithstanding anything to the contrary contained herein, the preceding sentence shall not be amended or waived without the written consent of Wasatch. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

      f. Section 4.1 of the Investor Rights Agreement is amended to read in its entirety as follows:

                  SUBSEQUENT OFFERINGS. Each Investor shall have a right of first refusal to purchase its Adjusted Pro Rata Share (as defined below) of all Equity Securities that the Company may, from time to time, propose to sell and issue after the date hereof, other than the Equity Securities excluded by
Section 4.6 hereof. For purposes hereof, pro rata share shall mean the quotient of the holder's total number of issued and outstanding shares in the Company (Preferred and Common) on a fully converted basis (but excluding shares issuable upon exercise of the Lighthouse Warrants), divided by the total number of issued and outstanding shares in the Company (Preferred and Common) on a fully converted basis (but excluding shares issuable upon exercise of the Lighthouse Warrants). Each Investor's Adjusted Pro Rata Share shall be equal to its pro rata share, multiplied by a fraction, the numerator of which is the actual number of shares of Series F-1 Preferred Stock held by such Investor, and the denominator of which is the shares of Series F-1 Preferred Stock associated with the Investor's name in the following table (in no event shall the resultant fraction exceed 100%, and if the Investor is not listed below, the denominator used in calculating Adjusted Pro Rata Share for that Investor shall equal the number of shares of Series F-1 Preferred Stock held by such Investor).

Sprout Group                                       301,563
WPG                                                 45,636
David Utterberg                                    108,109
Atlas Ventures                                     142,025
Adams Street                                        44,260
CSFB                                                12,410
Wasatch                                              9,308
Marubeni                                            21,556
Paul Brown                                           1,945
Caxton                                           1,373,626

      g. For purposes of the Investor Rights Agreement, the term "Investor" shall include (i) a transferee permitted by Section 2.10 of the Investor Rights Agreement and (ii) purchasers of the Company's Series F-1 Preferred Stock who, after the date hereof, agree to become a party to and be bound by the Investor Rights Agreement by executing and delivering to the Company a counterpart signature page thereto in such form as the Company may designate, and it is agreed that the Company may admit such persons as Investors party to the Investor Rights Agreement, as amended.

      h. Exhibit A to the Investor Rights Agreement is amended and restated in its entirety as set forth on Exhibit A attached hereto.

      i. The remainder of the Investor Rights Agreement as not amended hereby, remains unchanged and in full force and effect.

2. MISCELLANEOUS

      2.1 GOVERNING LAW. This Sixth Amendment is governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

      2.2 SEVERABILITY. In case any provision of this Sixth Amendment is determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

      2.3 TITLES AND SUBTITLES. The titles of the sections of this Sixth Amendment are for convenience of reference only and are not to be considered in construing this Agreement.

      2.4 COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts, each of which is an original, and all of which together constitutes one instrument.

          THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

      IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment to the Investor Rights Agreement as of the date first set forth above.

                                         COMPANY:

                                         NxSTAGE MEDICAL, INC.
                                         439 SOUTH UNION STREET, 5TH FLOOR
                                         LAWRENCE, MA 01843

                                         By:/s/ Jeffrey H. Burbank
                                            ----------------------------------
                                         Name:
                                         Title:

                                         INVESTORS:

                                         /s/ Jeffrey H. Burbank
                                         -------------------------------------
                                         Jeffrey H. Burbank

                                         /s/ David S. Utterberg
                                         -------------------------------------
                                         David S. Utterberg

                                         /s/ Paul Brown
                                         -------------------------------------
                                         Paul Brown

                                         HEALTHCARE INVESTMENT PARTNERS
                                         HOLDINGS LLC

                                         By: /s/ Henry Wend
                                             ---------------------------------
                                         Name: Henry Wend
                                         Title: Manager

        [SIGNATURE PAGE TO SIXTH AMENDMENT TO INVESTOR RIGHTS AGREEMENT]

                                          CSFB FUND CO-INVESTMENT PROGRAM, L.P.

                                          By: DLJ Fund Partners L.P.
                                              Its General Partner

                                          By: DLJMB Fund, Inc.
                                              Its General Partner

                                          By: /s/ [illegible]
                                              -------------------------------
                                          Name:
                                          Title:

        [SIGNATURE PAGE TO SIXTH AMENDMENT TO INVESTOR RIGHTS AGREEMENT]

                                    SPROUT CAPITAL VIII, L.P.

                                    By: DLJ Capital Corporation
                                        Its Managing Partner

                                    By:/s/ Philippe Chambon
                                       ---------------------------------------
                                    Name:  Philippe Chambon
                                    Title: Managing Director

                                    SPROUT VENTURE CAPITAL, L.P.

                                    By: DLJ Capital Corporation
                                        Its General Partner

                                    By:/s/ Philippe Chambon
                                       ---------------------------------------
                                    Name:  Philippe Chambon
                                    Title: Managing Director

                                    DLJ CAPITAL CORP.

                                    By:/s/ Philippe Chambon
                                       ----------------------------------------
                                    Name: Philippe Chambon
                                    Title: Managing Director

                                    DLJ ESC II, L.P.

                                    By: DLJ LBO Plans Management Corporation
                                        Its General Partner

                                    By:/s/ Philippe Chambon
                                       -----------------------------------------
                                    Name:  Philippe Chambon
                                    Title: Attorney in Fact

        [SIGNATURE PAGE TO SIXTH AMENDMENT TO INVESTOR RIGHTS AGREEMENT]

                                    SPROUT ENTREPRENEURS FUND, L.P.

                                    By: DLJ Capital Corp.
                                        Its General Partner

                                    By:/s/ Philippe Chambon
                                       ---------------------------------------
                                    Name:  Philippe Chambon
                                    Title: Managing Director

                                    SPROUT CAPITAL IX, L.P.

                                    By: DLJ Capital Corporation
                                        Its Managing General Partner

                                    By:/s/ Philippe Chambon
                                       ---------------------------------------
                                    Name:  Philippe Chambon
                                    Title: Managing Director

                                    SPROUT IX PLAN INVESTORS, L.P.

                                    By: DLJ LBO Plans Management Corporation II
                                        Its General Partner

                                    By:/s/ Philippe Chambon
                                       ---------------------------------------
                                    Name:  Philippe Chambon
                                    Title: Attorney in Fact

                                    SPROUT PLAN INVESTORS L.P.

                                    By: DLJ LBO Plans Management Corporation
                                        Its General Partner

                                    By:/s/ Philippe Chambon
                                       ---------------------------------------
                                    Name:  Philippe Chambon
                                    Title: Attorney in Fact

        [SIGNATURE PAGE TO SIXTH AMENDMENT TO INVESTOR RIGHTS AGREEMENT]

                                    THE SPROUT CEO FUND, L.P.

                                    By: DLJ Capital Corporation
                                        Its General Partner

                                    By:/s/ Philippe Chambon
                                       ---------------------------------------
                                    Name:  Philippe Chambon
                                    Title: Managing Director

                                    SPROUT CAPITAL VII, L.P.

                                    By: DLJ Capital Corporation
                                        Its Managing General Partner

                                    By:/s/ Philippe Chambon
                                       ---------------------------------------
                                    Name:  Philippe Chambon
                                    Title: Managing Director

        [SIGNATURE PAGE TO SIXTH AMENDMENT TO INVESTOR RIGHTS AGREEMENT]

                                    ATLAS VENTURE FUND V, L.P.
                                    ATLAS VENTURE PARALLEL FUND V-A, C.V.
                                    ATLAS VENTURE PARALLEL FUND V-B, C.V.
                                    ATLAS VENTURE ENTREPRENEURS' FUND V, L.P.

                                    By: Atlas Venture Associates V, L.P.
                                        Their General Partner

                                    By: Atlas Venture Associates V, Inc.
                                        Its General Partner

                                    By:/s/ [illegible]
                                       ---------------------------------------
                                    Name:
                                    Title: V.P.

                                    ATLAS VENTURE FUND III, L.P.
                                    ATLAS VENTURE ENTREPRENEURS' FUND III, L.P.

                                    By: Atlas Venture Associates III, L.P.
                                        their General Partner

                                    By: Atlas Venture Associates III, L.P.
                                        Its General Partner

                                    By:/s/ [illegible]
                                       ---------------------------------------
                                    Name:
                                    Title: V.P.

        [SIGNATURE PAGE TO SIXTH AMENDMENT TO INVESTOR RIGHTS AGREEMENT]

                                    MARUBENI CORPORATION

                                    By: /s/ Toshihide Kubo
                                       ---------------------------------------
                                    Name:  Toshihide Kubo
                                    Title: General Manager
                                           Business Incubation Dept.

                                    MARUBENI AMERICA CORPORATION

                                    By:_______________________________________
                                    Name:
                                    Title:

        [SIGNATURE PAGE TO SIXTH AMENDMENT TO INVESTOR RIGHTS AGREEMENT]

                                    BVCF IV, L.P.

                                    By: Adams Street Partners, LLC
                                        Its General Partner

                                    By:/s/ Craig S. Taylor
                                       --------------------------------------
                                    Name:  Craig S. Taylor
                                    Title: Partner

        [SIGNATURE PAGE TO SIXTH AMENDMENT TO INVESTOR RIGHTS AGREEMENT]

                                    WASATCH FUNDS, INC.
                                    FOR WASATCH SMALL CAP GROWTH FUND

                                    By:/s/ Angela M. Palmer
                                       ---------------------------------------
                                    Name: Angela M. Palmer
                                    Its:  Secretary

                                    WASATCH FUNDS, INC.
                                    FOR WASATCH ULTRA GROWTH FUND

                                    By:/s/ Angela M. Palmer
                                       ---------------------------------------
                                    Name:  Angela M. Palmer
                                    Title: Secretary

        [SIGNATURE PAGE TO SIXTH AMENDMENT TO INVESTOR RIGHTS AGREEMENT]

                                    EXHIBIT A

                            LIST OF KEY STOCKHOLDERS

                                                                     OPTION FOR THE
                                              NUMBER OF SHARES         PURCHASE OF             TOTAL COMMON
        NAME AND ADDRESS                      OF COMMON STOCK         COMMON STOCK           STOCK EQUIVALENT
-------------------------------------         ----------------       ---------------         ----------------
Dr. C. David Finch                                 243,307                    -0-                 243,307
1828 Raymond Road
Jackson, MI 39204
(601) 373-7897
(601) 373-7899 (Fax)

Dr. Hendrik K. Kuiper                              216,969                 27,491                 244,460
1115 N. Frontage Road
P.O. Box 348
Vicksburg, MI 39180-5102
(601) 634-8790
(601) 619-4121 (Fax)

Jeffrey H. Burbank                                 598,409                330,347                 928,756
18 Sunrise Road
Boxford, MA 01921

A.D. & S.R. Burbank Trust                           37,641                    -0-                  37,641
c/o Jeffrey H. Burbank
18 Sunrise Road
Boxford, MA 01921

J.B. Backcock                                        2,030                    -0-                   2,030
10626-G York Road
Hunt Valley, MD 21030
(410) 666-8500
(410) 666-6267 (Fax)

                                    EXHIBIT A

                                LIST OF INVESTORS

                                          NUMBER OF     NUMBER OF         NUMBER OF      NUMBER OF       NUMBER OF      NUMBER OF
                                          SHARES OF     SHARES OF         SHARES OF      SHARES OF       SHARES OF      SHARES OF
                                          SERIES B      SERIES C          SERIES D       SERIES E        SERIES F       SERIES F-1
                                          PREFERRED     PREFERRED         PREFERRED      PREFERRED       PREFERRED      PREFERRED
           NAME AND ADDRESS                 STOCK         STOCK             STOCK          STOCK           STOCK          STOCK
---------------------------------------   ---------     ---------         ---------      ---------       ---------      ----------
Jeffrey H. Burbank                          74,906           -0-               -0-            -0-              -0-            -0-
18 Sunrise Road
Boxford, Massachusetts 01921

BVCF IV, L.P.                                  -0-           -0-           753,769        157,345           68,681         21,857
c/o Adams Street Partners, LLC
209 South LaSalle Street
Chicago, IL 60604-1295

WPG Enterprise Fund III, L.L.C.            132,054        84,344            65,895         10,983            9,006          2,866
Weiss, Peck & Greer, LLC
555 California Street, Suite 3130
San Francisco, California 94104
Fax: (415) 989-5108

Weiss, Peck & Greer Venture                151,057        96,481            75,377         12,563           10,302          3,279
Associates IV, L.L.C.
c/o Weiss, Peck & Greer, LLC
555 California Street,
Suite 3130
San Francisco, CA 94104
Fax:  (415) 989-5108

Weiss, Peck & Greer Venture                 19,003        12,137             9,482          1,580            1,296            412
Associates IV
Cayman, L.P.
c/o Weiss, Peck & Greer, LLC
555 California Street
Suite 3130
San Francisco, CA 94104
Fax:  (415) 989-5708

David S. Utterberg                         201,410       128,642           753,769        753,769          343,195        109,220
c/o Medisystems Corporation
1201 Third Avenue, 39th Floor
Seattle, Washington 98101-3016
copy to:  John Willett, Esq.
Arnold & Porter
399 Park Avenue
New York, NY 10022-4690

Atlas Venture Fund III, L.P.               164,268       104,920             72,536       192,783          118,490         37,709
890 Winter Street,
Suite 320
Waltham, MA 02451
Fax: (781) 622-1701

Atlas Venture Entrepreneurs' Fund            3,572         2,281              1,577         4,192            2,576            820
III, L.P.
890 Winter Street,
Suite 320
Waltham, MA 02451
Fax: (781) 622-1701

Atlas Venture Fund V, L.P.                     -0-           -0-          1,133,073       424,146          260,692         82,964
890 Winter Street,
Suite 320
Waltham, MA 02451
Fax: (781) 622-1701

Atlas Venture Parallel Fund V-A C.V.           -0-           -0-            140,746        52,686           32,382         10,305
890 Winter Street,
Suite 320
Waltham, MA 02451
Fax: (781) 622-1701

Atlas Venture Parallel Fund V-B C.V.           -0-           -0-            140,746        52,686           32,382         10,305
890 Winter Street, Suite 320
Waltham, MA 02451
Fax: (781) 622-1701

Atlas Venture Entrepreneurs'                   -0-           -0-             18,860         7,060            4,339          1,381
Fund V, L.P.
890 Winter Street,
Suite 320
Waltham, MA 02451
Fax: (781) 622-1701

Sprout Capital VIII, L.P.                  981,202       628,353                -0-       354,895          447,582        142,440
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Venture Capital, L.P.                58,872        37,732                -0-        21,300           26,863          8,549
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

DLJ Capital Corp.                            3,273         2,096             18,910        36,094            6,489          2,065
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

DLJ ESC II, L.P.                           85,383         54,646                -0-        30,756              -0-            -0-
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Capital VII, L.P.                      -0-            -0-                -0-       195,256              -0-            -0-
3000 Sand Hill road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Entrepreneurs Fund, L.P.               -0-            -0-              6,148         1,288            1,624            517
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

The Sprout CEO Fund, L.P.                     -0-            -0-                -0-         2,273              -0-            -0-
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Capital IX, L.P.                       -0-            -0-          1,559,935       326,824          412,180        131,174
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout IX Plan Investors, L.P.                -0-            -0-             90,049        18,866           23,793          7,572
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Sprout Plan Investors, L.P.                   -0-            -0-                -0-           -0-           38,788         12,344
3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, California 94025

Paul Brown                                    -0-            -0-             16,750        12,563           13,736          4,371
115 Arbor Court
Woodside, CA 94062

Marubeni Corporation                          -0-            -0-                -0-           -0-          370,880            -0-
4-2, Ohtemachi 1-chome
Chiyoda-ku
Tokyo, Japan

Marubeni America Corporation                  -0-            -0-                -0-           -0-           41,208            -0-
450 Lexington Avenue
New York, New York 10017

Wasatch                                         -0-           -0-               -0-            -0-          206,044           -0-
Ultra Growth Fund
c/o Wasatch Ultra Growth Fund
150 Social Hall Avenue
Suite 400
Salt Lake City, Utah 84111

Wasatch Small Cap Growth Fund                   -0-           -0-               -0-            -0-              -0-        65,572
c/o Wasatch Small Cap Growth Fund
150 Social Hall Avenue Suite 400
Salt Lake City, Utah 84111

CSFB Fund Co-Investment Program, L.P.           -0-           -0-               -0-            -0-          274,725        31,090
11 Madison Avenue, 16th Floor
New York, NY 10010

Lighthouse Capital Partners IV*                                                                              [    ]*          -0-

Lighthouse Capital Partners V*                                                                               [    ]*          -0-

TOTAL                                     1,875,000     1,151,632         4,857,622      2,669,908        2,747,253